THE TRAVELERS VARIABLE
PRODUCTS FUNDS
ANNUAL REPORTS
DECEMBER 31, 2001


                                                        [UMBRELLA ART TOP PHOTO]

                            [UMBRELLA ART BOTTOM PHOTO]

                 MANAGED ASSETS TRUST
                 HIGH YIELD BOND TRUST
                 CAPITAL APPRECIATION FUND
                 MONEY MARKET PORTFOLIO
                 THE TRAVELERS SERIES TRUST:

                 U.S. GOVERNMENT SECURITIES PORTFOLIO
                 SOCIAL AWARENESS STOCK PORTFOLIO
                 UTILITIES PORTFOLIO


[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for The Travelers Variable Products Funds -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio ("Trust" or "Portfolio") and The Travelers Series
Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolio ("Portfolio(s)")(1) for the year ended December 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategy.

The Performance of The Travelers Series Trust for the Year Ended December 31, 2001 (2)
------------------------------------------------------------------------------------
Managed Assets Trust........................................              (5.08)%
High Yield Bond Trust.......................................               9.55
Capital Appreciation Fund...................................             (26.09)
Money Market Portfolio......................................               3.71
U.S. Government Securities Portfolio........................               5.82
Social Awareness Stock Portfolio............................             (15.71)
Utilities Portfolio.........................................             (23.00)

                                                                MARKET     SCHEDULE OF
                                                              COMMENTARY   INVESTMENTS
                                                              ----------   -----------
Managed Assets Trust........................................       2            8
High Yield Bond Trust.......................................       2           20
Capital Appreciation Fund...................................       3           28
Money Market Portfolio......................................       4           30
U.S. Government Securities Portfolio........................      44           49
Social Awareness Stock Portfolio............................      44           50
Utilities Portfolio.........................................      45           53

MARKET AND ECONOMIC OVERVIEW

The year 2001 was full of uncertainty for many investors. We believe the same uncertainties will continue to present hurdles for consumers and investors alike in 2002. While President Bush has received high marks for his handling of the U.S. war on terrorism, we believe his goal of inspiring the public to forge ahead with "business as usual" will remain difficult. A lingering trepidation among consumers leads us to believe that interest rates will remain relatively low for a longer period than some might expect. Real signals of a meaningful economic recovery may not emerge until the third quarter of 2002 or later.

Finally, we believe it is crucial for investment managers to scrutinize a company's credit worthiness more frequently, especially given the fact that we believe economic conditions will probably remain cloudy throughout the year.

---------------

(1) The Portfolios are underlying investment options of various variable annuity and life products.
(2) The performance returns set for above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity and life contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of each Portfolio. Past performance is not indicative of future results.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") seeks high total return by investing in a blend of common stocks, convertibles and fixed-income securities.

For the year ended December 31, 2001, the Trust returned negative 5.08%. In comparison, the Lehman Brothers Government/ Corporate Bond Index (Lehman Gov't./Corp. Index)(3) and the Standard & Poor's 500 Index ("S&P 500")(4) returned 8.50% and negative 11.88%, respectively. Past performance is not indicative of future results.

As shown in the numbers above, the fixed-income market performed well in 2001. In fact, the Lehman Gov't./Corp. Index posted its best performance versus the S&P 500 in 13 years. The year 2001 was also a volatile one, with the stock prices of many high-profile companies falling to distressed levels, record debt issuance and the World Trade Center attacks affecting the market.

During the fourth quarter of 2001, the Trust returned 6.43%, compared to 6.41% for a 60/40 blend of the S&P 500 Index and the Lehman Gov't./Corp. Index. The Trust's fourth quarter returns were helped by the performance of the bond portfolio (up 0.66% versus 0.06% for the blended index) but hurt by underperformance of the convertible bond portion of the Trust (up 2.02% versus 6.41% for the blended index).

For the year, the bond portion of the Trust returned 10.57%, outperforming the Lehman Gov't./Corp. Index by 200 basis points(5). However, underperformance of the stock portfolio hurt the Trust.

While we feel that rising inventories, fiscal and monetary stimulus and a decline in oil prices will lead to an economic recovery, we think it will be weaker than some market participants are expecting. As a result, we anticipate that short-term interest rates will remain lower for longer than others might expect.

HIGH YIELD BOND TRUST(6)

The High Yield Bond Trust ("Trust") seeks high current income and capital appreciation by investing in below investment-grade bonds. For the year ended December 31, 2001, the Trust returned 9.55%. In comparison, the Credit Suisse First Boston Global High Yield Index Top Tier(7) returned 5.80%. An equally weighted blend of five high-yield bond indices (J.P. Morgan U.S. Dollar Global High Yield Bond Index,(8) Salomon Smith Barney High Yield Market Index(9), Merrill Lynch High Yield Master II Index,(10) Credit Suisse First Boston Global High Yield Index(11) and Bear Stearns High Yield Index(12) returned 5.44% for the year. Past performance is not indicative of future results.

Although September was the single worst month in recent history for the high yield market, the market recouped virtually all of its September losses in the following two months. The gaming, lodging and aerospace sectors, which had been hit especially hard following the September terrorist attacks, rallied significantly in the fourth quarter. Although the telecommunications sector also rallied slightly in the fourth quarter, it was the clear loser for the entire year, down a total of 30.00% according to the Bear Stearns High Yield Index. In fact, the entire high yield market would have been up in excess of 10.00% in 2001 if telecommunications were not included.

---------------

(3) The Lehman Gov't./Corp. Index is a broad- based bond index composed of government and corporate debt issues that are investment grade (rated Baa or higher by Moody's or rated BBB or higher by Standard & Poor's). Please note that an investor cannot invest directly in an index.
(4) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(5)  A basis point is 0.01%, or one one-hundredth of a percent.
(6) High-yield bonds involve greater credit and liquidity risks than investment-grade bonds.
(7) The Credit Suisse First Boston Global High Yield Index Top Tier is a broad-based market measure of high-yield bonds, commonly known as "junk bonds." Please note that an investor cannot invest directly in an index.
(8) The J.P. Morgan U.S. Dollar Global High Yield Bond Index is a dollar-denominated index consisting of non-investment-grade corporate bonds, which are issued by both U.S. and non-U.S. companies. Please note that an investor cannot invest directly in an index.
(9) The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.
(10) The Merrill Lynch High Yield Master II Index is an index of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers with maturities of one year or more and a credit rating lower than BBB-/Baa3. Please note that an investor cannot invest directly in an index.
(11) The Credit Suisse First Boston Global High Yield Index is an unmanaged index of high-yield debt securities. Please note that an investor cannot invest directly in an index.
(12) The Bear Stearns High Yield Index comprises 1,533 securities across a wide spectrum of industries with at least one year to maturity. Please note that an investor cannot invest directly in an index.
 2

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Riskier sectors also rallied in the fourth quarter, leading B-rated securities to outperform their higher quality BB-rated counterparts by close to 200 basis points. Domestic defaulted debt totaled $54 billion in 2001 compared to $28 billion in 2000, increasing the domestic default rate to 8.0% from 5.0% over the same period. Mutual fund inflows reached $12.9 billion at the end of 2001, versus outflows of $6.1 billion in 2000. The market was also lifted by a number of high-profile pension fund managers who announced that they planned to increase their allocations to the high yield market in 2002.

While the U.S. Federal Reserve Board's ("Fed") accommodative fiscal and monetary policy worked its way through the system during the year, and a few indicators showed that corporate spending was picking up, the general economy continued to struggle. Although inventories have been drawn down to more normal levels, which should encourage investment spending in early 2002, we remain sensitive to the fact that a double-dip recession could be possible if consumer spending slows down. We are still somewhat optimistic on the high yield market in 2002 and expect credit quality to play an even larger role in our evaluations.

Given the current environment, we believe we should be able to continue to outperform our benchmark. We plan to continue purchasing securities that we believe have solid credit ratings and attractive yields.

CAPITAL APPRECIATION FUND

Capital Appreciation Fund ("Portfolio") seeks growth of capital through the use of common stocks. Income is not an objective. The Portfolio invests principally in common stocks of small to large companies that are expected to experience wide fluctuations in price.

For the year ended December 31, 2001, the Portfolio returned negative 26.09%. In comparison, the S&P 500 returned negative 11.88%, for the same period. Past performance is not indicative of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less that their original cost. Total return includes reinvestment of dividends and capital gains(13).

Despite aggressive actions taken by the Fed in 2001, business conditions continued to deteriorate virtually across the board during the year. In fact, nearly every executive with whom we have met during these past few months has expressed genuine concern about the short- to medium-term health of his or her business.

In response to the continually fading economic picture in 2001, we reduced some positions and sold others entirely -- in some cases before their stock prices significantly declined. We built substantial cash positions throughout the summer, which should be interpreted more as a continuation of our normal investment strategy rather than some broad negative assessment of the market. (Simply put, we couldn't find many companies with improving fundamentals and compelling valuations).

The tragic events of September 11th sent the markets reeling. When equity trading began again on September 17th, we entered the market with nearly 40% of the Portfolio in cash. Although conditions were chaotic, we believed that many valuations were, for the first time in a long while, just too compelling to pass up. We focused on those companies that we believed were the undisputed market leaders in their respective industries - companies that we believe have the balance sheets, financial resources and the management depth to get them through these unnerving times. We concentrated our investments on companies we believe have truly exceptional cash generating capabilities and that are using that cash to not only build their businesses but also to aggressively buy back their own shares.

Looking forward, although we have increased our invested position substantially, we remain cautious for many reasons. Consumers remain highly leveraged and there is still a tremendous amount of excess manufacturing capacity and inventory in virtually every industry. It remains to be seen whether one of the longest expansions in U.S. history can be followed by one of the shallowest recessions.

---------------

(13) The Fund returned 12.57% and 15.08% for the five- and ten-year periods, respectively.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

Money Market Portfolio ("Portfolio") seeks to provide investors with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Portfolio pursues this objective by investing in securities maturing in 13 months or less.

For the year ended December 31, 2001, the Portfolio returned 3.71%. Past performance is not indicative of future results. At the end of the year, the Portfolio had total assets of approximately $353 million, an increase of $53 million over the end of 2000.

The first quarter of 2001 was marked by the economy's continued downward momentum. The most worrisome developments, we believe, were signs of a material softening in the labor market, a quick drop in consumer confidence, and higher energy prices. Given the heightened risk of recession, the Fed lowered interest rates twice in January of 2001.

Throughout the second quarter, the weakening labor market continued to pose a threat to the economy. Although U.S. corporations continued to announce earnings warnings, retail consumers continued to spend, which helped offset some of the economic impact of a decline in investments. Additionally, equity investors saw the value of their portfolios and their wealth shrinking in 2001, which raised the possibility that consumer spending could decline in the future. To provide a boost to consumers, Congress approved a $1.35 trillion tax cut.

By the third quarter of the year, the risk of recession appeared to have diminished somewhat. Businesses responded to the intense profit margin squeeze by eliminating jobs. Nevertheless, the terrorist attacks of September 11th proved to be a catalyst for further weakening. The disruptions to output and the destruction of property exacerbated the decline in profits that was already underway. In response, the Fed cut its federal funds rate ("fed funds rate")(14) by an additional 50 basis points to 3.00% on September 17th. Gross Domestic Product ("GDP")(15) fell 1.30% during the third quarter.

Economic weakness intensified in the fourth quarter. Corporations continued to slash payrolls. The unemployment rate rose to 5.8%, up from 4.0% at the start of the year. On a more positive note, consumers remained resilient to economic weakness in the fourth quarter, with a positive response to 0% financing offers from automobile manufacturers, massive mortgage refinancings, and a surge in home sales. As a result, the Consumer Confidence Index(16) continued to gain strength throughout the quarter, rising to 93.7 in December from a low of 84.9 in November. The fed funds rate was lowered by an additional 125 basis points in the fourth quarter from 3.00% to 1.75%. We saw significant credit deterioration throughout the quarter. As always, we maintained the highest level of integrity in analyzing credit quality and successfully avoided credit pitfalls.

Looking forward, strong consumer resilience, tame inflation and lower energy costs, coupled with monetary and financial stimulus have begun to signal a mild recovery in 2002. As a result, we anticipate an economic recovery in the second half of the year. We believe the Fed will be slow to tighten monetary policy (i.e. increase the fed funds rate) in 2002. Historically, the Fed has not reversed a strategy of monetary accommodation until after the unemployment rate has started to turn down from its peak. As a result, we believe that interest rates across the yield curve(17) will remain lower for longer than usual. Given our expectation that rates will remain lower for the foreseeable future, we still see considerable value in money market assets. Going forward, our strategy for the Portfolio will be to maintain a 30- to 40-day average life weighting.

Please note that your investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

---------------

(14) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(15) GDP is a market value of goods and services produced by labor and property in the U.S.
(16) The Consumer Confidence Index is a monthly measure of the public's confidence in the health of the U.S. economy.
(17) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
 4

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Thank you for your investment in Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio.

Sincerely,

/s/ HEATH B. McLENDON
Heath B. McLendon
Chairman

January 10, 2002

The information provided in these commentaries represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Trusts and Portfolios. Please refer to pages 8 through 30 for a list and percentage breakdown of each Trust's and Portfolio's holdings. Also, please note any discussion of the Trusts' and Portfolios' holdings is of December 31, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/01 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/01                    (5.08)%
    Five Years Ended 12/31/01               9.46
    Ten Years Ended 12/31/01                9.83



              CUMULATIVE TOTAL RETURN
              ------------------------
    12/31/91 through 12/31/01             155.40%




This chart assumes an initial investment of $10,000 made on December 31, 1991, assuming reinvestment of dividends, through December 31, 2001. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.
[MANAGED ASSETS TRUST LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                                               GOVERNMENT/CORPORATE                           STANDARD & POOR'S
                                        MANAGED ASSETS TRUST        BOND INDEX        CONSUMER PRICE INDEX        500 INDEX
                                        --------------------   --------------------   --------------------    -----------------
12/91                                          10000                  10000                  10000                  10000
12/92                                          10514                  10758                  10290                  10761
12/93                                          11495                  11946                  10573                  11843
12/94                                          11237                  11525                  10856                  11999
12/95                                          14284                  13743                  11131                  14629
12/96                                          16253                  14142                  11500                  17987
12/97                                          19716                  15522                  11695                  23987
12/98                                          23944                  16992                  11883                  30881
12/99                                          27349                  16248                  12238                  37376
12/00                                          26907                  18172                  12653                  33974
12/01                                          25540                  19719                  12849                  29938

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/01 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/01                     9.55%
    Five Years Ended 12/31/01               7.48
    Ten Years Ended 12/31/01                9.37



              CUMULATIVE TOTAL RETURN
              ------------------------
    12/31/91 through 12/31/01             144.87%







This chart assumes an initial investment of $10,000 made on December 31, 1991, assuming reinvestment of dividends, through December 31, 2001. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Credit Suisse First Boston Global High Yield Index Top Tier is a broad-based market measure of high-yield bonds, commonly known as "junk bonds."
[HIGH YIELD BOND TRUST LINE GRAPH]

                                                                                                             CREDIT SUISSE FIRST
                                                                 LEHMAN BROTHERS                              BOSTON GLOBAL HIGH
                                       HIGH YIELD BOND TRUST   AGGREGATE BOND INDEX   CONSUMER PRICE INDEX   YIELD INDEX TOP TIER
                                       ---------------------   --------------------   --------------------   --------------------
12/91                                          10000                  10000                  10000                  10000
12/92                                          11316                  10769                  10290                  10873
12/93                                          12901                  11787                  10573                  12571
12/94                                          12738                  11443                  10856                  12547
12/95                                          14709                  13567                  11131                  14891
12/96                                          17069                  14049                  11500                  16488
12/97                                          19896                  15404                  11695                  18570
12/98                                          21201                  16743                  11883                  18624
12/99                                          22138                  16606                  12238                  19452
12/00                                          22352                  18538                  12653                  19780
12/01                                          24487                  20104                  12849                  19870

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/01 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/01                   (26.09)%
    Five Years Ended 12/31/01              12.57
    Ten Years Ended 12/31/01               15.08



              CUMULATIVE TOTAL RETURN
              ------------------------
    12/31/91 through 12/31/01             307.30%




This chart assumes an initial investment of $10,000 made on December 31, 1991, assuming reinvestment of dividends, through December 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[CAPITAL APPRECIATION FUND LINE GRAPH]

                                        CAPITAL APPRECIATION    STANDARD & POOR'S
                                                FUND                500 INDEX          RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------    -----------------      ------------------    --------------------
12/91                                          10000                  10000                  10000                  10000
12/92                                          11760                  10761                  11840                  10290
12/93                                          13587                  11843                  14076                  10573
12/94                                          12890                  11999                   5841                  10856
12/95                                          17578                  14629                   7503                  11131
12/96                                          22536                  17987                   8740                  11500
12/97                                          28428                  23987                  10695                  11695
12/98                                          45947                  30881                  10424                  11883
12/99                                          70536                  37376                  12638                  12238
12/00                                          55104                  33974                  12257                  12653
12/01                                          40730                  29938                  12571                  12849

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 56.0%
-----------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.2%
        21,143           Boeing Co. .................................................    $    819,926
         5,100           General Dynamics Corp. .....................................         406,164
        19,300           Honeywell International Inc. ...............................         652,734
        13,900           Lockheed Martin Corp. ......................................         648,713
         3,100           Northrop Grumman Corp. .....................................         312,511
        11,000           Raytheon Co. ...............................................         357,170
         8,322           United Technologies Corp. ..................................         537,851
-----------------------------------------------------------------------------------------------------
                                                                                            3,735,069
-----------------------------------------------------------------------------------------------------
AIRLINES -- 0.1%
        21,100           Southwest Airlines Co. .....................................         389,928
-----------------------------------------------------------------------------------------------------
AUTOMOBILES -- 0.3%
        25,766           Ford Motor Co. .............................................         405,042
         9,642           General Motors Corp. .......................................         468,601
-----------------------------------------------------------------------------------------------------
                                                                                              873,643
-----------------------------------------------------------------------------------------------------
BANKS -- 3.4%
        26,376           Bank of America Corp. ......................................       1,660,369
        12,700           The Bank of New York Co., Inc. .............................         518,160
        30,121           Bank One Corp. .............................................       1,176,225
        11,600           BB & T Corp. ...............................................         418,876
        17,150           Fifth Third Bancorp. .......................................       1,051,810
        32,223           FleetBoston Financial Corp. ................................       1,176,145
        27,400           National City Corp. ........................................         801,176
        19,700           SouthTrust Corp. ...........................................         485,999
         4,900           SunTrust Banks Inc. ........................................         307,230
        22,200           U.S. Bancorp. ..............................................         464,646
        21,000           Wachovia Corp. .............................................         658,560
        26,000           Washington Mutual Inc. .....................................         850,200
        28,000           Wells Fargo & Co. ..........................................       1,216,600
-----------------------------------------------------------------------------------------------------
                                                                                           10,785,996
-----------------------------------------------------------------------------------------------------
BEVERAGES -- 1.6%
        21,454           Anheuser-Busch Cos., Inc. ..................................         969,935
        42,605           The Coca-Cola Co. ..........................................       2,008,826
        20,500           Coca Cola Enterprises Inc. .................................         388,270
        19,800           Pepsi Bottling Group, Inc. .................................         465,300
        24,680           PepsiCo, Inc. ..............................................       1,201,669
-----------------------------------------------------------------------------------------------------
                                                                                            5,034,000
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.6%
        19,440           Amgen, Inc. (a).............................................       1,097,194
         2,800           Biogen Inc. (a).............................................         160,580
        16,700           Immunex Corp. (a)...........................................         462,757
         3,300           MedImmune, Inc. (a).........................................         152,955
-----------------------------------------------------------------------------------------------------
                                                                                            1,873,486
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
        17,900           Crane Co. ..................................................    $    458,956
        12,565           Masco Corp. ................................................         307,843
-----------------------------------------------------------------------------------------------------
                                                                                              766,799
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 0.8%
         8,000           Air Products & Chemicals, Inc. .............................         375,280
        14,479           Dow Chemical Co. ...........................................         489,101
        16,422           E.I. du Pont de Nemours & Co. ..............................         698,099
         3,800           Eastman Chemical Co. .......................................         148,276
         5,000           Engelhard Corp. ............................................         138,400
        12,800           International Flavors & Fragrances Inc. ....................         380,288
         2,600           Praxair, Inc. ..............................................         143,650
         3,500           Rohm & Haas Co. ............................................         121,205
-----------------------------------------------------------------------------------------------------
                                                                                            2,494,299
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 1.2%
         6,900           Automatic Data Processing, Inc. ............................         406,410
         4,600           Avery Dennison Corp. .......................................         260,038
        11,700           Concord EFS, Inc. (a).......................................         383,526
        13,200           First Data Corp. ...........................................       1,035,540
         9,100           Fiserv, Inc. (a)............................................         385,112
        16,100           Paychex, Inc. ..............................................         561,085
        11,500           Pitney Bowes Inc. ..........................................         432,515
        14,600           West Corp. (a)..............................................         364,124
-----------------------------------------------------------------------------------------------------
                                                                                            3,828,350
-----------------------------------------------------------------------------------------------------
COMMINGLED FUND -- 0.4%
        25,000           Washington Mutual Capital Trust.............................       1,187,500
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.4%
        17,600           Andrew Corp. (a)............................................         385,264
       141,828           Cisco Systems, Inc. (a).....................................       2,568,505
        22,000           JDS Uniphase Corp. (a)......................................         190,960
        40,645           Lucent Technologies Inc. ...................................         255,657
        24,400           Motorola, Inc. .............................................         366,488
        13,200           QUALCOMM Inc. (a)...........................................         666,600
         6,858           Tellabs Inc. (a)............................................         102,596
-----------------------------------------------------------------------------------------------------
                                                                                            4,536,070
-----------------------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 2.3%
        50,500           Dell Computer Corp. (a).....................................       1,372,590
        31,516           EMC Corp., Mass.............................................         423,575
        21,100           Hewlett Packard Co. ........................................         433,394
        33,388           International Business Machines Corp. ......................       4,038,612
        73,200           Sun Microsystems, Inc. (a)..................................         900,360
-----------------------------------------------------------------------------------------------------
                                                                                            7,168,531
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.2%
         3,700           Ball Corp. .................................................    $    261,590
         5,800           Temple-Inland Inc. .........................................         329,034
-----------------------------------------------------------------------------------------------------
                                                                                              590,624
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 4.6%
        38,249           American Express Co. .......................................       1,365,107
         7,400           Bear Stearns Cos., Inc. ....................................         433,936
        10,000           CalEnergy Capital Trust.....................................         420,000
         8,108           Capital One Financial Corp. ................................         437,427
        18,900           Charles Schwab Corp. .......................................         292,383
        15,000           Countrywide Credit Industries, Inc. ........................         614,550
        16,950           Federal Home Loan Mortgage Corp. ...........................       1,108,530
        21,052           Federal National Mortgage Association.......................       1,673,634
        13,300           Household International, Inc. ..............................         770,602
        36,760           J.P. Morgan Chase & Co. ....................................       1,336,226
        11,962           Lehman Brothers Holdings Inc. ..............................         799,062
        29,600           MBNA Corp. .................................................       1,041,920
        24,550           Merrill Lynch & Co., Inc. ..................................       1,279,546
         5,500           Moody's Corp. ..............................................         219,230
        28,682           Morgan Stanley Dean Witter & Co. ...........................       1,604,471
         9,896           State Street Corp. .........................................         517,066
         6,900           USA Education, Inc. ........................................         579,738
-----------------------------------------------------------------------------------------------------
                                                                                           14,493,428
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.4%
         6,669           ALLTEL Corp. ...............................................         411,677
        55,800           AT&T Corp. .................................................       1,012,212
        24,618           BellSouth Corp. ............................................         939,177
        58,746           SBC Communications, Inc. ...................................       2,301,083
        48,593           Verizon Communications, Inc. ...............................       2,306,224
        50,753           WorldCom Inc. -- Worldcom Group.............................         714,595
-----------------------------------------------------------------------------------------------------
                                                                                            7,684,968
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.4%
        15,000           AES Corp. (a)...............................................         245,250
        11,900           Allegheny Energy, Inc. .....................................         431,018
        11,100           Dominion Resources Inc., VA.................................         667,110
        16,300           Duke Energy Co. ............................................         639,938
        11,900           Entergy Corp. ..............................................         465,409
         5,300           Exelon Corp. ...............................................         253,764
        20,600           FirstEnergy Corp. ..........................................         720,588
        16,912           Mirant Corp. (a)............................................         270,930
        15,800           TXU Corp. ..................................................         744,970
-----------------------------------------------------------------------------------------------------
                                                                                            4,438,977
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.1%
        11,400           Cooper Industries, Inc. ....................................    $    398,088
-----------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.2%
         8,000           Agilent Technologies, Inc. (a)..............................         228,080
        18,800           Sanmina Corp. (a)...........................................         374,120
-----------------------------------------------------------------------------------------------------
                                                                                              602,200
-----------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.4%
        12,700           Baker Hughes Inc. ..........................................         463,169
         8,938           Schlumberger Ltd. ..........................................         491,143
         4,850           Transocean Sedco Forex Inc. ................................         164,019
-----------------------------------------------------------------------------------------------------
                                                                                            1,118,331
-----------------------------------------------------------------------------------------------------
FINANCE -- 0.1%
         8,000           National Australia Bank Ltd. ...............................         240,000
-----------------------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.2%
        20,100           Albertson's, Inc. ..........................................         632,949
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.6%
        11,800           General Mills Inc. .........................................         613,718
        32,800           Sara Lee Corp. .............................................         729,144
         9,500           Unilever N.V. ..............................................         547,295
-----------------------------------------------------------------------------------------------------
                                                                                            1,890,157
-----------------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 2.0%
         7,800           Applera Corp. -- Applied Biosystems Group...................         306,306
         9,800           Baxter International Inc. ..................................         525,574
        16,150           Biomet, Inc. ...............................................         499,035
        11,900           Cardinal Health, Inc. ......................................         769,454
         2,500           Cigna Corp. ................................................         231,625
         9,500           Guidant Corp. (a)...........................................         473,100
        16,600           HCA Inc. ...................................................         639,764
        14,266           Medtronic, Inc. ............................................         730,562
        13,200           Tenet Healthcare Corp. .....................................         775,104
        11,000           UnitedHealth Group Inc. ....................................         778,470
         4,300           WellPoint Health Networks Inc. (a)..........................         502,455
-----------------------------------------------------------------------------------------------------
                                                                                            6,231,449
-----------------------------------------------------------------------------------------------------
HOTELS RESTAURANTS AND LEISURE -- 0.6%
         6,500           Darden Restaurants, Inc. ...................................         230,100
         6,300           International Game Technology (a)...........................         430,290
        12,800           Tricon Global Restaurants, Inc. (a).........................         629,760
        17,800           Wendys International, Inc. .................................         519,226
-----------------------------------------------------------------------------------------------------
                                                                                            1,809,376
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.2%
         9,200           Centex Corp. ...............................................    $    525,228
         3,400           Stanley Works...............................................         158,338
-----------------------------------------------------------------------------------------------------
                                                                                              683,566
-----------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.0%
        15,600           Clorox Co. .................................................         616,980
        14,684           Colgate Palmolive Co. ......................................         848,001
        20,932           The Procter & Gamble Co. ...................................       1,656,349
-----------------------------------------------------------------------------------------------------
                                                                                            3,121,330
-----------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.1%
       170,602           General Electric Co. .......................................       6,837,728
         5,100           Minnesota Mining & Manufacturing Co. .......................         602,871
        38,746           Tyco International Ltd. ....................................       2,282,139
-----------------------------------------------------------------------------------------------------
                                                                                            9,722,738
-----------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.3%
         8,200           Computer Sciences Corp. (a).................................         401,636
        10,100           Electronic Data System Corp. ...............................         692,355
-----------------------------------------------------------------------------------------------------
                                                                                            1,093,991
-----------------------------------------------------------------------------------------------------
INSURANCE -- 2.3%
        16,000           AFLAC Inc. .................................................         392,960
        12,500           Allstate Corp. .............................................         421,250
        49,408           American International Group, Inc. .........................       3,922,995
         8,400           Chubb Corp. ................................................         579,600
        12,500           Lincoln National Corp. .....................................         607,125
         3,200           Marsh & McLennan Cos., Inc. ................................         343,840
        10,350           MBIA, Inc. .................................................         555,071
        17,700           MetLife, Inc. ..............................................         560,736
-----------------------------------------------------------------------------------------------------
                                                                                            7,383,577
-----------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.1%
        18,400           Mattel Inc. ................................................         316,480
-----------------------------------------------------------------------------------------------------
MACHINERY -- 0.6%
        12,200           Caterpillar, Inc. ..........................................         637,450
        12,900           ITT Industries, Inc. .......................................         651,450
         9,800           Parker Hannifin Corp. ......................................         449,918
-----------------------------------------------------------------------------------------------------
                                                                                            1,738,818
-----------------------------------------------------------------------------------------------------
MEDIA -- 2.0%
        66,169           AOL Time Warner, Inc. (a)...................................       2,124,025
         5,900           Cablevision NY Group, Class A Shares (a)....................         279,955
        19,300           Comcast Corp. (a)...........................................         694,800

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MEDIA -- 2.0% (CONTINUED)
         7,511           Gannett, Inc. ..............................................    $    504,965
         7,400           Knight-Ridder, Inc. ........................................         480,482
         5,400           Omnicom Group...............................................         482,490
        15,986           Viacom Inc., Class B Shares (a).............................         705,782
        54,295           The Walt Disney Co. ........................................       1,124,992
-----------------------------------------------------------------------------------------------------
                                                                                            6,397,491
-----------------------------------------------------------------------------------------------------
METALS AND MINING -- 0.3%
         3,400           Alcan Aluminum Ltd. ........................................         122,162
        15,940           Alcoa, Inc. ................................................         566,667
        12,300           Barrick Gold Corp. .........................................         196,185
-----------------------------------------------------------------------------------------------------
                                                                                              885,014
-----------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 2.1%
        15,900           J.C. Penny, Inc. ...........................................         427,710
        14,700           Kohls Corp. (a).............................................       1,035,468
        30,000           Nordstrom, Inc. ............................................         606,900
        15,300           Sears Roebuck & Co. ........................................         728,892
        68,660           Wal-Mart Stores, Inc. ......................................       3,951,383
-----------------------------------------------------------------------------------------------------
                                                                                            6,750,353
-----------------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.2%
        15,300           Dynegy Inc., Class A Shares.................................         390,150
        12,054           Williams Cos., Inc. (a).....................................         307,618
-----------------------------------------------------------------------------------------------------
                                                                                              697,768
-----------------------------------------------------------------------------------------------------
OIL AND GAS -- 3.1%
         5,200           Anadarko Pete Corp. ........................................         295,620
         3,080           Apache Corp. ...............................................         153,630
         2,300           Ashland Inc. ...............................................         105,984
         7,500           Burlington Resources Inc. ..................................         281,550
        17,676           ChevronTexaco Corp. ........................................       1,583,946
         9,962           Conoco Inc. ................................................         281,925
       114,393           Exxon Mobil Corp. ..........................................       4,495,656
         1,900           Kerr McGee Corp. ...........................................         104,120
         6,700           Occidental Pete Corp. ......................................         177,751
         6,400           Phillips Pete Co. ..........................................         385,664
        34,134           Royal Dutch Pete Co. .......................................       1,673,249
         7,200           Unocal Corp. ...............................................         259,704
         4,500           USX-Marathon Group Inc. (a).................................         135,000
-----------------------------------------------------------------------------------------------------
                                                                                            9,933,799
-----------------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.3%
         6,300           Georgia Pacific Corp. ......................................         173,943
        13,502           International Paper Co. ....................................         544,806
         3,635           Weyerhaeuser Co. ...........................................         196,581
-----------------------------------------------------------------------------------------------------
                                                                                              915,330
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.2%
        10,100           Alberto-Culver Co. .........................................    $    451,874
         6,900           Gillette Co. ...............................................         230,460
-----------------------------------------------------------------------------------------------------
                                                                                              682,334
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.6%
        16,046           Abbott Laboratories.........................................         894,565
        19,713           American Home Products Corp. ...............................       1,209,590
        34,396           Bristol Myers Squibb Co. ...................................       1,754,196
        15,504           Eli Lilly & Co. ............................................       1,217,684
         9,100           Forest Laboratories, Inc. (a)...............................         745,745
        57,830           Johnson & Johnson...........................................       3,417,753
        11,400           King Pharmaceuticals, Inc. (a)..............................         480,282
        40,038           Merck & Co., Inc. ..........................................       2,354,234
       107,991           Pfizer Inc. ................................................       4,303,441
        20,592           Pharmacia Corp. ............................................         878,249
        16,068           Schering Plough Corp. ......................................         575,395
-----------------------------------------------------------------------------------------------------
                                                                                           17,831,134
-----------------------------------------------------------------------------------------------------
ROAD AND RAIL -- 0.3%
        11,000           Burlington Northern Santa Fe, Inc. .........................         313,830
        10,900           CSX Corp. ..................................................         382,045
         6,200           Union Pacific Corp. ........................................         353,400
-----------------------------------------------------------------------------------------------------
                                                                                            1,049,275
-----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 2.4%
        12,400           Altera Corp. (a)............................................         263,128
        10,100           Analog Devices, Inc. (a)....................................         448,339
        15,526           Applied Materials, Inc. (a).................................         622,593
        16,100           Applied Micro Circuits Corp. (a)............................         182,252
         3,900           Broadcom Corp. (a)..........................................         159,393
       119,372           Intel Corp. ................................................       3,754,249
         8,100           Linear Technology Corp. ....................................         316,224
        21,000           Micron Technology, Inc. (a).................................         651,000
        36,068           Texas Instruments Inc. .....................................       1,009,904
         4,500           Xilinx, Inc. (a)............................................         175,725
-----------------------------------------------------------------------------------------------------
                                                                                            7,582,807
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 2.7%
        21,800           Computer Associates International, Inc. ....................         751,882
        92,234           Microsoft Corp. (a).........................................       6,110,503
       106,860           Oracle Corp. (a)............................................       1,475,737
         6,600           Veritas Software Corp. (a)..................................         295,878
-----------------------------------------------------------------------------------------------------
                                                                                            8,634,000
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.9%
         4,600           AutoZone, Inc. (a)..........................................    $    330,280
        22,700           Bed Bath & Beyond Inc. (a)..................................         769,530
         6,000           Best Buy Co., Inc. (a)......................................         446,880
         6,400           CDW Computer Centers, Inc. (a)..............................         343,744
             1           The Gap, Inc. ..............................................               7
        44,695           Home Depot, Inc. ...........................................       2,279,892
        16,700           Lowes Cos., Inc. ...........................................         775,047
        32,300           Office Depot Inc. (a).......................................         598,842
        27,700           Staples Inc. (a)............................................         517,990
-----------------------------------------------------------------------------------------------------
                                                                                            6,062,212
-----------------------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 0.1%
         4,400           NIKE, Inc., Class B Shares..................................         247,456
-----------------------------------------------------------------------------------------------------
TOBACCO -- 0.6%
        44,015           Philip Morris Cos., Inc. ...................................       2,018,088
-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
        17,922           AT&T Wireless Services Inc. (a).............................         257,536
        33,852           Sprint Corp. ...............................................         826,328
-----------------------------------------------------------------------------------------------------
                                                                                            1,083,864
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $174,449,722)...................     177,635,643
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.7%
-----------------------------------------------------------------------------------------------------
ENERGY -- 0.3%
        21,000           Newfield Financial Trust, 5.250%............................         782,250
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 0.6%
        11,000           Equity Office Properties Trust, 5.250%......................         503,800
        21,764           Equity Residential Properties Trust, 7.250%.................         550,629
        12,000           General Growth Properties, Inc., 7.250%.....................         316,800
         8,000           Mirant Trust, 6.250%........................................         325,200
         9,000           Reckson Associates Realty Corp., 7.625%.....................         214,110
         3,000           Washington Mutual Inc., 5.375%..............................         144,750
-----------------------------------------------------------------------------------------------------
                                                                                            2,055,289
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.1%
         4,000           Amcor Ltd., 7.250%..........................................         175,020
-----------------------------------------------------------------------------------------------------
MEDIA -- 0.4%
        15,000           Tribune Co., 2.000%.........................................       1,302,300
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
UTILITIES -- 0.3%
         4,000           AES Trust VII, 6.000%.......................................    $    117,500
                         Calpine Capital Trust III:
        22,000           5.000%......................................................         745,250
         2,000           5.000% (a)..................................................          67,750
-----------------------------------------------------------------------------------------------------
                                                                                              930,500
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $5,964,808)             5,245,359
-----------------------------------------------------------------------------------------------------

   FACE
  AMOUNT+         RATING(b)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 10.5%
-------------------------------------------------------------------------------------------------------
ADVERTISING -- 0.1%
    400,000       BBB+       The Interpublic Group of Cos., Inc., zero coupon due
                               12/14/21 (c)..............................................       340,500
-------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 0.3%
  1,000,000       BBB-       R.J. Reynolds Tobacco Holdings, Inc., Company Guaranteed,
                               7.750% due 5/15/06........................................     1,048,772
-------------------------------------------------------------------------------------------------------
ELECTRONICS -- 0.1%
    440,000       BBB        Arrow Electronics Inc., zero coupon due 2/21/21.............       209,550
-------------------------------------------------------------------------------------------------------
ENERGY -- 0.4%
                             Diamond Offshore Drilling, Inc.:
  1,000,000       A          Zero coupon due 6/6/20......................................       506,250
    600,000       A          Zero coupon due 6/6/20 (c)..................................       303,750
                             Global Marine Corp.:
  1,000,000       A-         Zero coupon due 6/23/20.....................................       506,250
    300,000       A-         Zero coupon due 6/23/20 (c).................................       151,875
-------------------------------------------------------------------------------------------------------
                                                                                              1,468,125
-------------------------------------------------------------------------------------------------------
FINANCIAL -- 1.6%
  5,000,000       BBB-       Nationwide Health Properties, Inc., Notes, 6.900% due
                               10/1/37...................................................     4,918,730
    300,000       NR         Swiss Re America Holdings, 3.250% due 11/21/21..............       296,625
-------------------------------------------------------------------------------------------------------
                                                                                              5,215,355
-------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 1.0%
  3,000,000       BBB        CSX Corp., Notes, 6.950% due 5/1/27.........................     3,044,145
-------------------------------------------------------------------------------------------------------
LEISURE TIMES -- 0.1%
  1,050,000       BB+        Royal Caribbean Cruises Ltd., zero coupon due 2/2/21........       333,375
-------------------------------------------------------------------------------------------------------
MEDIA -- 1.5%
  4,000,000       BBB-       Clear Channel Communications, Inc., Sr. Notes, 6.625% due
                               6/15/08...................................................     3,974,104
                             Liberty Media Corp.:
    650,000       BBB-       4.000% due 11/15/29.........................................       477,750
    300,000       BBB-       3.500% due 1/15/31..........................................       228,750
-------------------------------------------------------------------------------------------------------
                                                                                              4,680,604
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT+         RATING(b)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 5.4%
  5,000,000       A-         British Telecom PLC, Bonds, 8.125% due 12/15/30.............  $  5,779,675
  5,000,000       A-         Deutsche Telekom International Finance Inc., Company
                               Guaranteed, 8.250% due 6/15/30............................     5,565,595
  5,000,000       BBB+       France Telecom, Bonds, 8.250% due 3/1/31 (c)................     5,727,390
-------------------------------------------------------------------------------------------------------
                                                                                             17,072,660
-------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES
                             (Cost -- $31,876,925).......................................    33,413,086
-------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 3.3%
-------------------------------------------------------------------------------------------------------
CHEMICALS -- 0.1%
    300,000       AA-        Indian Petrochemicals Corp. Ltd., Bonds, 2.500% due 3/11/02
                               (c).......................................................       335,250
-------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.1%
    300,000       BB+        Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........       245,250
-------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
    360,000(EUR)  A-         AXA S.A., 4.125% due 1/1/14.................................       498,306
    200,000       A          Hutchison Whampoa International, Notes, 2.875% due 9/15/03
                               (c).......................................................       197,125
  2,350,000       AA-        Merrill Lynch & Co. Inc., zero coupon due 5/23/31...........     1,257,250
    700,000       A+         Verizon Communications, Inc., zero coupon due 5/15/21.......       378,875
-------------------------------------------------------------------------------------------------------
                                                                                              2,331,556
-------------------------------------------------------------------------------------------------------
ELECTRIC -- 0.1%
    200,000       BB+        Calpine Corp., 4.000% due 12/26/05..........................       232,250
-------------------------------------------------------------------------------------------------------
ENERGY -- 0.1%
    300,000       A          Diamond Offshore Drilling, Inc., 1.500% due 4/15/31 (c).....       275,625
-------------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.1%
    300,000       NR         Roche Holding AG, Notes, zero coupon 1/19/15 (c)............       220,500
-------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.4%
                             Solectron Corp., Notes:
  2,410,000       BB+          Zero coupon due 5/8/20....................................     1,289,350
    440,000       BB+          Zero coupon due 11/20/20..................................       187,550
-------------------------------------------------------------------------------------------------------
                                                                                              1,476,900
-------------------------------------------------------------------------------------------------------
MEDIA -- 0.0%
    100,000       BBB-       Liberty Media Corp., 3.500% due 1/15/31 (c).................        76,500
-------------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.2%
    700,000       A          Tyco International Group S.A., zero coupon due 2/12/21
                               (c).......................................................       525,875
-------------------------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 0.0%
    100,000       BB-        Hanover Compress HC Co., 4.750% due 3/15/08.................        92,250
-------------------------------------------------------------------------------------------------------
PIPELINES -- 0.3%
  2,200,000       BBB        El Paso Corp., zero coupon due 2/28/21......................       904,750
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT+         RATING(b)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
RETAIL -- 0.1%
    350,000       BB+        J.C. Penny Inc., 5.000% due 10/15/08 (c)....................  $    392,875
-------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.5%
  2,500,000       BBB        Corning, Inc., Bonds, zero coupon due 11/8/15...............     1,306,248
    220,000       A-         ST Microelectronics NV, Notes, zero coupon due 11/16/10
                               (c).......................................................       148,775
-------------------------------------------------------------------------------------------------------
                                                                                              1,455,023
-------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.6%
  3,400,000       BB+        Anixter International Inc., zero coupon due 6/28/20.........       977,500
    100,000       B+         CommScope, Inc., 4.000% due 12/15/06........................        82,375
    350,000       BBB-       Cox Communications, Inc., Notes, 0.425% due 4/19/20.........       151,813
    800,000       BBB-       Nortel Networks Corp., 4.250% due 9/1/08 (c)................       774,000
-------------------------------------------------------------------------------------------------------
                                                                                              1,985,688
-------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $10,913,981).....    10,550,292
-------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
  5,000,000                  PP&L Transition Bond Co. LLC, 7.050% due 6/25/09............     5,390,961
    632,060                  Willmington Trust, 9.250% due 1/2/07........................       632,377
-------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost --
                               $5,631,691)...............................................     6,023,338
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 19.8%
                             U.S. Treasury Notes:
  4,410,280                    3.625% due 1/15/08........................................     4,459,900
 16,375,200                    3.500% due 1/15/11........................................    16,324,044
 30,000,000                    5.000% due 8/15/11........................................    29,934,390
 55,200,000                  U.S. Treasury Bonds, zero coupon due 11/15/27...............    12,262,956
-------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $62,879,557).....    62,981,290
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 2.6%
                             Federal Home Loan Mortgage Corp. (FHLMC):
    166,688                    8.500% due 9/1/02.........................................       167,261
      1,222                    8.000% due 9/1/04.........................................         1,224
                             Federal National Mortgage Association (FNMA):
     24,129                    8.500% due 3/1/05.........................................        25,404
  2,147,151                    6.000% due 1/1/13.........................................     2,173,320
    697,306                    6.500% due 12/1/27........................................       701,665
    855,686                    6.000% due 3/1/28.........................................       843,119
    155,213                    6.000% due 4/1/28.........................................       153,079
    123,053                    5.500% due 5/1/28.........................................       118,207
    412,845                    6.000% due 5/1/28.........................................       406,781
    742,150                    5.500% due 6/1/28.........................................       712,927
    350,202                    6.000% due 6/1/28.........................................       345,058
    382,810                    6.000% due 7/1/28.........................................       377,188
    936,342                    5.500% due 8/1/28.........................................       899,473
  1,013,781                    6.000% due 8/1/28.........................................       998,891

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT+                                              SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 2.6% (CONTINUED)
                  Government National Mortgage Association (GNMA):
     80,203         9.000% due 11/15/19..................................................  $     87,872
     17,780         9.500% due 1/15/20...................................................        19,875
      8,970         9.500% due 3/15/20...................................................        10,026
     87,692         7.500% due 5/15/23...................................................        91,721
-------------------------------------------------------------------------------------------------------
                  TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $8,064,369)....................     8,133,091
-------------------------------------------------------------------------------------------------------
                  SUB-TOTAL INVESTMENTS (Cost -- $299,781,053)...........................   303,982,099
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
 13,329,000       Morgan Stanley Dean Witter & Co., 1.470% due 1/2/02; Proceeds at
                    maturity -- $13,330,089; (Fully collateralized by U.S. Treasury
                    Notes, 6.500% due 3/31/02; Market value -- $13,598,474)                  13,329,000
                    (Cost -- $13,329,000)................................................
-------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100% (Cost -- $313,110,053**).....................  $317,311,099
-------------------------------------------------------------------------------------------------------

 + Face amount denominated in U.S. dollars unless otherwise indicated.
(a)  Non-income producing security.
(b) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

     See page 31 for definitions of ratings.

     Currency abbreviation used in this schedule:
     EUR -- Euro.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 81.9%
--------------------------------------------------------------------------------------------------
ADVERTISING SERVICES -- 0.6%
$   475,000   CCC+       Penton Media Inc., Company Guaranteed, 10.375% due
                           6/15/11...................................................  $   273,125
--------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - EQUIPMENT -- 0.8%
    450,000   B          BE Aerospace Inc., Sr. Sub. Notes, Series B, 8.875% due
                           5/1/11....................................................      384,750
--------------------------------------------------------------------------------------------------
AIRLINES -- 0.9%
    475,000   B          Atlas Air Inc., Sr. Notes, 10.750% due 8/1/05...............      425,125
--------------------------------------------------------------------------------------------------
APPAREL MANUFACTURERS -- 1.7%
    200,000   B-         Supreme International Corp., Company Guaranteed, Series B,
                           12.250% due 4/1/06........................................      202,000
    200,000   BBB-       Tommy Hilfiger USA Inc., Company Guaranteed, 6.500% due
                           6/1/03....................................................      203,758
    425,000   B-         Tropical Sportswear International Corp., Company Guaranteed,
                           Series A, 11.000% due 6/15/08.............................      426,063
--------------------------------------------------------------------------------------------------
                                                                                           831,821
--------------------------------------------------------------------------------------------------
AUTO MANUFACTURERS -- 0.1%
     35,000   BB+        Navistar Financial Corp., Sr. Sub. Notes, Series B, 9.000%
                           due 6/1/02................................................       35,481
--------------------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 3.3%
                         Advance Stores Co. Inc.:
    375,000   B-           Company Guaranteed, Series B, 10.250% due 4/15/08.........      382,500
    400,000   B-           Sr. Sub. Notes, 10.250% due 4/15/08 (b)...................      408,000
    150,000   B          Collins & Aikman Products, Sr. Notes, 10.750% due 12/31/11
                           (b).......................................................      151,125
                         CSK Auto Inc.:
    100,000   B-           Company Guaranteed, Series A, 11.000% due 11/1/06.........       91,000
    275,000   B            Sr. Notes, 12.000% due 6/15/06 (b)........................      278,437
    250,000   B-         Eagle-Picher Industries, Company Guaranteed, 9.375% due
                           3/1/08....................................................      138,750
    325,000   D          Hayes Lemmerz International Inc., Company Guaranteed,
                           11.875% due 6/15/06 (b)+..................................      156,000
--------------------------------------------------------------------------------------------------
                                                                                         1,605,812
--------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.5%
    100,000   B-         Ainsworth Lumber, Secured Notes, 13.875% due 7/15/07 (b)....      104,000
    150,000   B-         Koppers Industry Inc., Company Guaranteed, 9.875% due
                           12/1/07...................................................      147,750
--------------------------------------------------------------------------------------------------
                                                                                           251,750
--------------------------------------------------------------------------------------------------
CHEMICALS -- 4.6%
    375,000   B-         Avecia Group PLC, Company Guaranteed, 11.000% due 7/1/09....      360,000
                         Equistar Chemical Funding:
    100,000   BBB-         Notes, 8.500% due 2/15/04.................................       99,750
    175,000   NR           Sr. Notes, 10.125% due 9/1/08 (b).........................      179,375
                         Georgia Gulf Corp.:
    125,000   BB-          Company Guaranteed, 10.375% due 11/1/07...................      131,250
    150,000   BBB-         Notes, 7.625% due 11/15/05................................      150,890
    100,000   B+         IMC Global Inc., Notes, 7.400% due 11/1/02..................      103,858

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CHEMICALS -- 4.6% (CONTINUED)
$   200,000   BB-        ISP Chemco, Sr. Sub Notes, 10.250% due 7/1/11 (b)...........  $   210,000
    150,000   B+         ISP Holdings Inc., Sr. Notes, Series B, 9.000% due
                           10/15/03..................................................      153,000
                         Lyondell Chemical Co.:
    325,000   BB           Secured Notes, Series B, 9.875% due 5/1/07................      327,438
    150,000   B+           Sr. Sub. Notes, 10.875% due 5/1/09........................      139,125
                         Millennium America Inc., Company Guaranteed:
    225,000   BBB-         7.000% due 11/15/06.......................................      210,375
    100,000   BBB-         9.250% due 6/15/08........................................      102,500
    125,000   CCC+       United Industries Corp., Sr. Sub. Notes, Series B, 9.875%
                           due 4/1/09................................................      118,125
--------------------------------------------------------------------------------------------------
                                                                                         2,285,686
--------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.0%
    525,000   BB-        Service Corp. International, Notes, 7.375% due 4/15/04......      498,750
--------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.7%
    325,000   BB         Dana Credit Corp., Notes, Series MTN, 7.250% due 12/16/02...      317,415
    150,000   B-         IPC Acquisition Corp., Sr. Sub. Notes, 11.500% due 12/15/09
                           (b).......................................................      150,750
    125,000   BB+        Tembec Finance Corp., Sr. Notes, 9.875% due 9/30/05.........      129,375
    225,000   B-         William Scotsman Inc., Company Guaranteed, 9.875% due
                           6/1/07....................................................      222,750
--------------------------------------------------------------------------------------------------
                                                                                           820,290
--------------------------------------------------------------------------------------------------
ELECTRIC -- 0.3%
    135,000   BBB-       PSE&G Energy Holdings Inc., Sr. Notes, 10.000% due
                           10/1/09...................................................      144,623
--------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 6.0%
    150,000   B-         Alliance Gaming Corp., Company Guaranteed, Series B, 10.000%
                           due 8/1/07................................................      156,750
    550,000   CCC        AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11...      536,937
    525,000   B-         Hollywood Park, Company Guaranteed, Series B, 9.250% due
                           2/15/07...................................................      456,750
                         Intrawest Corp., Sr. Notes:
    200,000   B+           9.750% due 8/15/08........................................      201,250
    150,000   B+           10.500% due 2/1/10........................................      147,000
    550,000   B          Isle of Capri Casinos Inc., Company Guaranteed, 8.750% due
                           4/15/09...................................................      532,125
    275,000   BB-        Steinway Musical Instrument, Company Guaranteed, 8.750% due
                           4/15/11...................................................      273,625
    425,000   B+         Sun International Hotels, Company Guaranteed, 8.875% due
                           8/15/11...................................................      402,688
    250,000   B          Vail Resorts Inc., Sr. Sub. Notes, 8.750% due 5/15/09 (b)...      243,750
--------------------------------------------------------------------------------------------------
                                                                                         2,950,875
--------------------------------------------------------------------------------------------------
ENVIRONMENT CONTROL -- 1.7%
                         Allied Waste North American Co., Company Guaranteed, Series
                           B:
    275,000   BB-          7.625% due 1/1/06.........................................      272,937
    400,000   BB-          8.875% due 4/1/08.........................................      414,000
    125,000   B+           10.000% due 8/1/09........................................      129,375
--------------------------------------------------------------------------------------------------
                                                                                           816,312
--------------------------------------------------------------------------------------------------
FOOD -- 2.9%
    300,000   B-         Archibald Candy Corp., Company Guaranteed, 10.250% due
                           7/1/04....................................................      175,500
    250,000   CCC+       Aurora Food Inc., Sr. Sub. Notes, Series B, 8.750% due
                           7/1/08....................................................      228,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
FOOD -- 2.9% (CONTINUED)
                         Fleming Cos. Inc., Company Guaranteed:
                           Series B:
$   150,000   B+              10.500% due 12/1/04....................................  $   148,875
     50,000   B+              10.625% due 7/31/07....................................       48,000
    375,000   BB-          Sr. Notes, 10.125% due 4/1/08.............................      380,625
    375,000   B          Pantry Inc., Company Guaranteed, 10.250% due 10/15/07.......      370,313
     75,000   B-         Stater Brothers Holdings, Sr. Notes, 10.750% due 8/15/06....       78,000
--------------------------------------------------------------------------------------------------
                                                                                         1,430,063
--------------------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 1.5%
    275,000   BBB        Boawater Canada Finance, Notes, 7.950% due 11/15/11 (b).....      282,477
    275,000   B          Doman Industries Ltd., Company Guaranteed, 12.000% due
                           7/1/04....................................................      246,125
    225,000   B+         Millar Western Forest Products, Sr. Notes, 9.875% due
                           5/15/08...................................................      220,500
--------------------------------------------------------------------------------------------------
                                                                                           749,102
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 1.7%
                         HCA Inc., Notes:
    350,000   BB+          7.000% due 7/1/07.........................................      356,865
    150,000   BB+          8.750% due 9/1/10.........................................      162,750
    275,000   BB+        HEALTHSOUTH Corp., Sr. Sub. Notes, 10.750% due 10/1/08......      303,875
--------------------------------------------------------------------------------------------------
                                                                                           823,490
--------------------------------------------------------------------------------------------------
HOLDING COMPANIES -- 1.4%
    525,000   B-         Advance Holding Corp., Debentures, Series B, step bond to
                           yield 12.875% due 4/15/09.................................      454,125
    424,896   Caa3*      FRD Acquisition Co., Sr. Notes, Series B, 12.500% due
                           7/15/04+..................................................        7,436
    300,000   CCC+       J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                           10/15/07..................................................      247,500
--------------------------------------------------------------------------------------------------
                                                                                           709,061
--------------------------------------------------------------------------------------------------
HOME BUILDERS -- 3.4%
    175,000   B-         Atrium Cos., Inc., Company Guaranteed, Series B, 10.500% due
                           5/1/09....................................................      163,625
    150,000   BB-        Beazer Homes USA, Inc., Company Guaranteed, 8.875% due
                           4/1/08....................................................      156,000
                         KB Home, Sr. Sub. Notes:
     75,000   BB-          8.625% due 12/15/08.......................................       75,750
    475,000   BB-          9.500% due 2/15/11........................................      486,875
    475,000   NR         Schuler Homes, Sr. Notes, 9.375% due 7/15/09 (b)............      494,000
    275,000   B          WCI Communities Inc., Company Guaranteed, 10.625% due
                           2/15/11...................................................      285,313
--------------------------------------------------------------------------------------------------
                                                                                         1,661,563
--------------------------------------------------------------------------------------------------
HOME FURNISHINGS -- 1.0%
    475,000   B          Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08............      477,375
--------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.5%
    325,000   CCC+       Remington Product Co. LLC, Sr. Sub. Notes, Series D, 11.000%
                           due 5/15/06...............................................      250,250
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
LEISURE TIME -- 0.3%
                         Royal Caribbean Cruises, Sr. Notes:
$   150,000   BB+          8.250% due 4/1/05.........................................  $   130,472
     50,000   BB+          6.750% due 3/15/08........................................       38,924
--------------------------------------------------------------------------------------------------
                                                                                           169,396
--------------------------------------------------------------------------------------------------
LODGING -- 8.4%
    100,000   B+         Aztar Corp., Sr. Sub. Notes, 9.000% due 8/15/11 (b).........      103,500
    175,000   BB+        Harrahs Operating Co. Inc., Company Guaranteed, 7.875% due
                           12/15/05..................................................      182,000
    450,000   BB         HMH Properties, Company Guaranteed, Series A, 7.875% due
                           8/1/05....................................................      429,750
     75,000   BBB-       ITT Corp., Notes, 6.750% due 11/15/05.......................       72,846
    125,000   B          Majestic Star LLC., Company Guaranteed, Series B, 10.875%
                           due 7/1/06................................................      121,875
                         Mandalay Resort Group:
    200,000   BB+          Sr. Notes, 9.500% due 8/1/08..............................      210,500
                           Sr. Sub. Notes:
    175,000   BB-             10.250% due 8/1/07.....................................      182,438
    200,000   BB-             Series B, 6.750% due 7/15/03...........................      199,000
    450,000   BB+        MGM Mirage Inc., Company Guaranteed, 8.375% due 2/1/11......      446,625
                         Park Place Entertainment, Sr. Sub. Notes:
    425,000   BB+          7.875% due 12/15/05.......................................      424,469
    100,000   BB+          8.875% due 9/15/08........................................      102,125
                         Prime Hospitality Corp.:
     50,000   BB           First Mortgage, 9.250% due 1/15/06........................       51,500
    475,000   B+           Sr. Sub. Notes, Series B, 9.750% due 4/1/07...............      480,938
    375,000   BB-        Station Casinos Inc., Sr. Notes, 8.375% due 2/15/08.........      382,500
                         Venetian Casino Resort LLC/Las Vegas Sands, Inc., Company
                           Guaranteed:
    375,000   B-           12.250% due 11/15/04......................................      376,875
    375,000   CCC+         Step bond to yield 14.250% due 11/15/05...................      346,875
--------------------------------------------------------------------------------------------------
                                                                                         4,113,816
--------------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION AND MINING -- 0.5%
    125,000   BB         Agco Corp., Company Guaranteed, 9.500% due 5/1/08...........      131,250
    100,000   B          Terex Corp., Sr. Sub. Notes, 9.250% due 7/15/11 (b).........      100,500
--------------------------------------------------------------------------------------------------
                                                                                           231,750
--------------------------------------------------------------------------------------------------
MEDIA -- 11.3%
                         Adelphia Communications Corp., Sr. Notes:
    325,000   B+           10.250% due 6/15/11.......................................      325,812
                           Series B:
    175,000   B2*             8.125% due 7/15/03.....................................      174,562
    625,000   B+              8.375% due 2/1/08......................................      582,031
     50,900   NR         AM/FM Operating Inc., Debentures, 12.625% due 10/31/06......       54,399
    250,000   BBB-       Chancellor Media Corp., Company Guaranteed, 8.000% due
                           11/1/08...................................................      260,625
                         Charter Communications Holdings LLC:
                           Sr. Discount Notes:
    600,000   B+              Step bond to yield 9.920% due 4/1/11...................      437,250
    250,000   B+              Step bond to yield 11.750% due 5/15/11.................      155,000
    150,000   B+           Sr. Notes, 8.625% due 4/1/09..............................      145,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
MEDIA -- 11.3% (CONTINUED)
                         Classic Cable Inc., Company Guaranteed:
$   200,000   NR           10.500% due 3/1/10+.......................................  $    51,000
    275,000   NR           Series B, 9.375% due 8/1/09+..............................       70,125
    325,000   CCC+       Cumulus Media Inc., Company Guaranteed, 10.375% due
                           7/1/08....................................................      342,063
    475,000   B+         Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09............      491,625
    250,000   B-         Emmis Communications Corp., Company Guaranteed, Series B,
                           8.125% due 3/15/09........................................      240,625
    100,000   B+         Frontiervision Holdings LP, Sr. Discount Notes, step bond to
                           yield 11.875% due 9/15/07.................................      105,375
    325,000   B-         LIN Holdings Corp., Sr. Discount Notes, step bond to yield
                           10.000% due 3/1/08........................................      169,000
    100,000   B-         LIN Television Corp., Company Guaranteed, 8.375% due
                           3/1/08....................................................       95,250
    425,000   B+         Mediacom LLC, Sr. Notes, 9.500% due 1/15/13.................      443,063
    275,000   BB-        Primedia Inc., Company Guaranteed, 8.875% due 5/15/11.......      248,875
    225,000   B-         Radio One Inc., Company Guaranteed, Series B, 8.875% due
                           7/1/11....................................................      233,438
                         Sinclair Broadcast Group, Inc.:
    225,000   B            Company Guaranteed, 9.000% due 7/15/07....................      227,250
     50,000   NR           Sr. Sub. Notes, 10.000% due 9/30/05.......................       51,688
    175,000   B-         Spanish Broadcasting Systems, Company Guaranteed, 9.625% due
                           11/1/09...................................................      174,125
    500,000   B-         T/SF Communications Corp., Company Guaranteed, Series B,
                           10.375% due 11/1/07.......................................      452,500
--------------------------------------------------------------------------------------------------
                                                                                         5,530,806
--------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURER -- 4.3%
    450,000   CCC+       Advance Glassfiber Yarn Inc., Sr. Sub. Notes, 9.875% due
                           1/15/09...................................................      249,750
    300,000   B+         Avondale Mills Inc., Company Guaranteed, 10.250% due
                           5/1/06....................................................      262,500
    525,000   CCC+       BGF Industries Inc., Sr. Sub. Notes, Series B, 10.250% due
                           1/15/09...................................................      338,625
    250,000   CCC+       Foamex LP, Company Guaranteed, 13.500% due 8/15/05..........      208,750
                         Louisiana Pacific Corp.:
    125,000   BB-          Sr. Notes, 8.500% due 8/15/05.............................      122,461
    225,000   B+           Sr. Sub. Notes, 10.875% due 11/15/08......................      217,125
    450,000   CCC+       Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08........      316,125
    400,000   B-         TransDigm Inc., Company Guaranteed, 10.375% due 12/1/08.....      390,000
--------------------------------------------------------------------------------------------------
                                                                                         2,105,336
--------------------------------------------------------------------------------------------------
OIL AND GAS -- 5.6%
    350,000   CCC-       Belden & Blake Corp., Company Guaranteed, Series B, 9.875%
                           due 6/15/07...............................................      290,500
                         Cross Timbers Oil Co., Sr. Sub. Notes, Series B:
     50,000   B+           9.250% due 4/1/07.........................................       52,500
    275,000   B+           8.750% due 11/1/09........................................      288,063
     50,000   B-         Denbury Management Inc., Company Guaranteed, 9.000% due
                           3/1/08....................................................       47,125
    200,000   NR         Denbury Resourses Inc., Company Guaranteed, 9.000% due
                           3/1/08 (b)................................................      188,500
    150,000   BB         Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11 (b)........      150,750
    160,000   B-         Lomak Petroleum, Company Guaranteed, 8.750% due 1/15/07.....      152,800
    300,000   B+         Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.375% due
                           10/1/10...................................................      279,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
OIL AND GAS -- 5.6% (CONTINUED)
$   225,000   BB         Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due
                           4/15/11...................................................  $   229,500
    300,000   BB+        Pride International Inc., Sr. Notes, 10.000% due 6/1/09.....      327,000
    250,000   BBB        Triton Energy Ltd., Sr. Notes, 8.875% due 10/1/07...........      278,750
    375,000   BB-        Vintage Petroleum, Sr. Sub. Notes, 7.875% due 5/15/11.......      369,375
    100,000   BB-        Westport Resources Corp., Company Guaranteed, 8.250% due
                           11/1/11 (b)...............................................      101,500
--------------------------------------------------------------------------------------------------
                                                                                         2,755,363
--------------------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 0.3%
    150,000   BB-        Key Energy Services Inc., Company Guaranteed, Series B,
                           8.375% due 3/1/08.........................................      152,250
--------------------------------------------------------------------------------------------------
PACKAGING CONTAINERS -- 0.9%
    300,000   B          Four M Corp., Sr. Notes, Series B, 12.000% due 6/1/06.......      297,000
    150,000   CCC+       Riverwood International, Company Guaranteed, 10.875% due
                           4/1/08....................................................      153,000
--------------------------------------------------------------------------------------------------
                                                                                           450,000
--------------------------------------------------------------------------------------------------
REAL ESTATE -- 2.6%
    325,000   BB         Felcore Lodging LP, Company Guaranteed, 9.500% due
                           9/15/08...................................................      327,437
    225,000   BB         Host Marriott LP, Company Guaranteed, Series G, 9.250% due
                           10/1/07...................................................      225,281
                         Meristar Hospitality Corp.:
    325,000   BB-          Company Guaranteed, 9.000% due 1/15/08....................      310,375
    400,000   BB-          Sr. Notes, 10.500% due 6/15/09 (b)........................      402,500
--------------------------------------------------------------------------------------------------
                                                                                         1,265,593
--------------------------------------------------------------------------------------------------
RETAIL -- 4.1%
    450,000   B+         AFC Enterprises, Sr. Sub. Notes, 10.250% due 5/15/07........      477,000
                         J.C. Penny Co. Inc.:
                           Debentures:
    200,000   BBB-            6.900% due 8/15/26.....................................      196,192
    100,000   BBB-            7.400% due 4/1/37......................................       96,669
                           Notes:
    150,000   BBB-            7.250% due 4/1/02......................................      150,546
    100,000   BBB-            7.600% due 4/1/07......................................       98,104
    100,000   BBB-            Series MTNA, 6.500% due 6/15/02........................      100,402
    175,000   B          Petco Animal Supplies, Sr. Sub. Notes, 10.750% due 11/1/11
                           (b).......................................................      179,375
    150,000   B-         Petro Stopping Centers LP, Sr. Notes, 10.500% due 2/1/07....      125,250
    325,000   B-         Rite Aid Corp., Notes, 7.125% due 1/15/07...................      263,250
    300,000   BB         Tricon Global Restaurants, Sr. Notes, 8.875% due 4/15/11....      321,750
--------------------------------------------------------------------------------------------------
                                                                                         2,008,538
--------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.6%
    300,000   B+         Amkor Technology, Inc., Sr. Notes, 9.250% due 2/15/08.......      285,000
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.3%
    400,000   B          American Cellular Corp., Company Guaranteed, 9.500% due
                           10/15/09..................................................      390,000
    325,000   B-         Centennial Communications Corp., Sr. Sub. Notes, 10.750% due
                           12/15/08..................................................      274,625
    125,000   B          Dobson Communications Corp., Sr. Notes, 10.875% due
                           7/1/10....................................................      129,688
    450,000   CCC        Horizon PCS Inc., Company Guaranteed, step bond to yield
                           14.000% due 10/1/10 (c)...................................      234,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.3% (CONTINUED)
$   325,000   BB-        Lucent Technologies, Debentures, 6.450% due 3/15/29.........  $   222,625
    275,000   BBB+       Motorola Inc., Notes, 7.625% due 11/15/10...................      271,256
  1,000,000   B          Nextel Communications, Inc., Sr. Notes, 9.375% due
                           11/15/09..................................................      792,500
    100,000   BB+        Rogers Wireless Inc., Secured Notes, 9.625% due 5/1/11......      103,500
    225,000   B3*        Tritel PCS Inc., Company Guaranteed, 10.375% due 1/15/11....      258,750
    300,000   B-         Triton PCS Inc., Sr. Sub. Notes, 8.750% due 11/15/11 (b)....      301,500
    250,000   CCC        Ubiquitel Operating Co., Company Guaranteed, step bond to
                           yield 14.000% due 4/15/10.................................      135,000
--------------------------------------------------------------------------------------------------
                                                                                         3,113,444
--------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.1%
    200,000   CC         Greyhound Lines, Company Guaranteed, Series B, 11.500% due
                           4/15/07...................................................      182,000
    150,000   D          Laidlaw Inc., Notes, 7.650% due 5/15/06+....................       79,500
    325,000   B-         Pacer International, Inc., Company Guaranteed, Series B,
                           11.750% due 6/1/07........................................      261,625
--------------------------------------------------------------------------------------------------
                                                                                           523,125
--------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $40,599,043).......   40,129,721
--------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.6%
--------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURER -- 0.3%
    200,000   B          MascoTech, Inc., 4.500% due 12/15/03........................      168,000
--------------------------------------------------------------------------------------------------
RETAIL -- 0.3%
    150,000   CCC+       Rite Aid Corp., 5.250% due 9/15/02..........................      146,250
--------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $311,292)........      314,250
--------------------------------------------------------------------------------------------------
  SHARES                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
         ix
CONVERTIBLE PREFERRED STOCK -- 0.0%
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
      3,000              Global Crossing Holding Ltd., 10.500%++
                           (Cost -- $293,325)........................................        3,750
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.1%
     10,576              Viasystems Group, Inc., Series B, 8.000%
                           (Cost -- $142,500)........................................       31,729
--------------------------------------------------------------------------------------------------
 WARRANTS                                          SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
       I@NX
WARRANTS -- 0.0%
--------------------------------------------------------------------------------------------------
        275              Horizon PCS Inc., Expires 10/1/10 (d).......................       11,034
        125              Jostens Inc., Expires 5/1/10 (d)............................        2,531
--------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS (Cost -- $7,558).............................       13,565
--------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $41,353,718).................   40,493,015
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 17.4%
$ 8,550,000              CS First Boston Corp., 1.700% due 1/2/02; Proceeds at
                           maturity -- $8,550,808; (Fully collateralized by U.S.
                           Treasury Bills, 0.000% due 6/13/02; Market
                           value -- $8,721,664) (Cost -- $8,550,000).................  $ 8,550,000
--------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $49,903,718**)...........  $49,043,015
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c) Security is issued with attached warrants.

(d) Non-income producing security.

+  Security is in default.

++ Subsequent to the reporting period, on January 28, 2002, the company filed for bankruptcy.

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 31 for definition of ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

STANDARD &                   % OF TOTAL CORPORATE
  POOR'S    AND/OR  MOODY'S    BONDS AND NOTES
-------------------------------------------------
   BBB                Baa             6.8%
    BB                Ba             27.6
    B                  B             51.3
   CCC                Caa            10.6
    CC                Ca              0.4
    D                  D              0.6
    NR                NR              2.7
-------------------------------------------------
                                    100.0%
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 86.3%
-------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.1%
     350,000   General Dynamics Corp. .....................................  $   27,874,000
-------------------------------------------------------------------------------------------
BANKS -- 0.4%
     134,505   Wells Fargo & Co. ..........................................       5,844,242
-------------------------------------------------------------------------------------------
BEVERAGES -- 4.6%
   1,268,950   Coca-Cola Co. ..............................................      59,830,993
-------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 6.9%
   3,100,480   Nokia Oyj...................................................      76,054,774
     270,590   QUALCOMM Inc.* .............................................      13,664,795
-------------------------------------------------------------------------------------------
                                                                                 89,719,569
-------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 10.5%
   2,171,760   The Charles Schwab Corp. ...................................      33,597,127
     591,000   The Goldman Sachs Group, Inc. ..............................      54,815,250
     483,325   Merrill Lynch & Co., Inc. ..................................      25,190,899
     270,000   USA Education Inc. .........................................      22,685,400
-------------------------------------------------------------------------------------------
                                                                                136,288,676
-------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
          84   Acclaim Entertainment, Inc.*................................              21
-------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 2.7%
     550,000   Cardinal Health, Inc. ......................................      35,563,000
-------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 5.5%
   1,719,802   General Electric Co. .......................................      68,929,664
      19,485   Minnesota Mining & Manufacturing Co. .......................       2,303,322
-------------------------------------------------------------------------------------------
                                                                                 71,232,986
-------------------------------------------------------------------------------------------
INSURANCE -- 6.8%
     831,006   American International Group, Inc. .........................      65,981,906
     209,890   Marsh & McLennan Cos., Inc. ................................      22,552,681
-------------------------------------------------------------------------------------------
                                                                                 88,534,587
-------------------------------------------------------------------------------------------
MEDIA -- 15.4%
   4,225,632   AOL Time Warner Inc.*.......................................     135,642,787
   1,474,425   Viacom Inc., Class B Shares*................................      65,095,864
-------------------------------------------------------------------------------------------
                                                                                200,738,651
-------------------------------------------------------------------------------------------
OIL AND GAS -- 5.5%
     227,035   BP PLC......................................................      10,559,398
   1,568,200   Exxon Mobil Corp. ..........................................      61,630,260
-------------------------------------------------------------------------------------------
                                                                                 72,189,658
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 8.5%
     811,685   Eli Lilly & Co. ............................................  $   63,749,740
   1,165,670   Pfizer, Inc. ...............................................      46,451,950
-------------------------------------------------------------------------------------------
                                                                                110,201,690
-------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 4.4%
   1,841,105   Flextronics International Ltd.*.............................      44,168,109
     483,510   Texas Instruments Inc. .....................................      13,538,280
-------------------------------------------------------------------------------------------
                                                                                 57,706,389
-------------------------------------------------------------------------------------------
SOFTWARE -- 8.9%
   1,075,765   Microsoft Corp.*............................................      71,269,431
   1,011,235   VERITAS Software Corp.*.....................................      45,333,665
-------------------------------------------------------------------------------------------
                                                                                116,603,096
-------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 4.1%
   1,043,593   The Home Depot, Inc. .......................................      53,233,653
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $1,036,606,562).................   1,125,561,211
-------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.7%
$178,026,000   Morgan Stanley Dean Witter & Co., 1.470% due 1/2/02;
                 Proceeds at maturity -- $178,040,539; (Fully
                 collateralized by U.S. Treasury Notes, 7.500% due
                 11/15/16; Market value -- $181,586,520)
                 (Cost -- $178,026,000)....................................     178,026,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $1,214,632,562**)........  $1,303,587,211
-------------------------------------------------------------------------------------------

 * Non-income producing security.

** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                             MONEY MARKET PORTFOLIO

   FACE                                                                       ANNUALIZED
  AMOUNT                                SECURITY                                YIELD          VALUE
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 100.0%
$10,890,000   American Express Credit Corp. mature 2/12/02 to 2/15/02.....  1.80% to 1.81%  $ 10,864,359
  5,000,000   Asset Securitization Corp. matures 1/7/02...................       1.80          4,998,375
 15,000,000   Becton Dickinson & Co. matures 2/7/02.......................       1.81         14,975,486
  8,700,000   Blue Ridge Asset Funding Corp. matures 1/16/02..............       1.82          8,693,583
 15,000,000   Delaware Funding Corp. matures 1/15/02......................       1.82         14,989,383
 15,000,000   Discover Credit Corp. matures 1/22/02.......................       1.82         14,983,375
 10,000,000   Dorada Finance Inc. mature 1/7/02 to 1/9/02.................   1.80 to 1.81      9,996,166
 16,000,000   Gannett Corp. matures 1/24/02...............................       1.81         15,981,804
 13,200,000   General Electric Capital Corp. mature 2/14/02 to 2/21/02....   1.80 to 1.81     13,169,536
 17,300,000   Goldman Sachs & Co. mature 1/2/02 to 1/14/02................   1.79 to 1.82     17,294,191
  8,000,000   Harvard University matures 1/11/02..........................       1.81          7,996,156
 10,000,000   Hewlett Packard Co. matures 10/15/02........................       2.21         10,000,000
  4,700,000   Household Finance Corp. matures 1/2/02......................       1.80          4,699,765
 18,000,000   J.P. Morgan Chase & Co. mature 1/15/02 to 2/12/02...........   1.81 to 1.82     17,972,544
 10,000,000   Marsh & McLennan Co. Inc. matures 2/14/02...................       1.81          9,975,800
 15,000,000   May Department Stores Co. mature 1/3/02 to 1/4/02...........   1.79 to 1.80     14,997,923
  5,000,000   McDonald's Corp. matures 3/7/02.............................       1.85          5,000,000
  5,000,000   Merck & Co. Inc. matures 2/22/02............................       1.85          5,000,000
 15,000,000   National Australia Funding Inc. matures 1/2/02..............       1.79         14,999,238
 14,100,000   National Rural Utilities Coop Corp. mature 1/11/02 to
                1/25/02...................................................   1.81 to 1.82     14,085,830
 12,000,000   Old Slip Funding Corp. matures 2/20/02......................       1.80         11,965,833
 15,800,000   Preferred Receivable Funding mature 1/9/02 to 1/10/02.......   1.80 to 1.81     15,792,859
 10,000,000   Prudential Funding Corp. matures 1/3/02.....................       1.80          9,998,850
  5,290,000   Sheffield Receivable Funding matures 1/4/02.................       1.80          5,289,105
 15,400,000   Southern Co. mature 1/10/02 to 3/1/02.......................   1.80 to 1.82     15,379,704
 16,600,000   Toyota Motor Credit Corp. matures 1/28/02...................       1.81         16,577,217
  8,650,000   Tribune Corp. matures 1/29/02...............................       1.81          8,636,208
 10,000,000   Tyco Corp. matures 3/7/02...................................       1.80          9,965,694
 11,800,000   UBS Finance Inc. mature 1/2/02 to 1/14/02...................   1.79 to 1.82     11,795,324
 17,000,000   Windmill Funding Corp. mature 1/7/02 to 1/31/02.............   1.80 to 1.82     16,987,368
--------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $353,061,676*)...........                  $353,061,676
--------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
CCC and      balance, as predominantly speculative with respect to
CC           capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2001

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $299,781,053   $41,353,718   $1,036,606,562   $353,061,676
  Repurchase agreements, at cost.................    13,329,000     8,550,000      178,026,000             --
  Foreign currency, at cost......................           606            --               --             --
-------------------------------------------------------------------------------------------------------------
  Investments, at value..........................  $303,982,099   $40,493,015   $1,125,561,211   $353,061,676
  Repurchase agreements, at value................    13,329,000     8,550,000      178,026,000             --
  Foreign currency, at value.....................             8            --               --             --
  Cash...........................................           521            78               32         12,040
  Dividends and interest receivable..............     1,565,519       995,219          330,583        477,067
  Receivable for securities sold.................     2,414,351            --               --             --
  Receivable for Fund shares sold................            --        65,643               --             --
  Receivable from affiliate......................            --            --               --         24,036
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   321,291,498    50,103,955    1,303,917,826    353,574,819
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased...............    13,429,348        25,003               --             --
  Payable for Fund shares purchased..............       134,729            --        2,784,389             --
  Investment advisory fees payable...............       130,765        21,112          836,769         85,216
  Administration fees payable....................        15,728         2,534           66,465         16,378
  Dividends payable..............................            --            --               --        171,644
  Accrued expenses...............................        60,925        39,572          156,765         32,085
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................    13,771,495        88,221        3,844,388        305,323
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $307,520,003   $50,015,734   $1,300,073,438   $353,269,496
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital................................  $292,706,238   $50,941,132   $1,391,314,068   $353,269,496
  Undistributed net investment income............     9,496,187     3,856,654       13,273,079             --
  Accumulated net realized gain (loss) from
     security transactions, futures contracts and
     foreign currencies..........................     1,117,229    (3,921,349)    (193,468,358)            --
  Net unrealized appreciation (depreciation) of
     investments and foreign currencies..........     4,200,349      (860,703)      88,954,649             --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $307,520,003   $50,015,734   $1,300,073,438   $353,269,496
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...............................    19,779,815     5,535,596       21,559,696    353,269,496
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $15.55         $9.04           $60.30          $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2001

                                                        MANAGED      HIGH YIELD       CAPITAL        MONEY
                                                         ASSETS         BOND       APPRECIATION      MARKET
                                                         TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..........................................  $  8,845,454   $ 4,139,121   $  19,191,412   $9,793,954
  Dividends.........................................     2,604,167        36,063       6,554,899           --
  Less: Foreign withholding tax.....................        (9,025)           --        (226,857)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...........................    11,440,596     4,175,184      25,519,454    9,793,954
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3).................     1,624,707       220,088      11,070,829      821,964
  Administration fees (Note 3)......................       194,965        26,411         885,666      152,545
  Audit and legal...................................        27,000        22,089          46,999       18,172
  Custody...........................................        20,161        13,400          64,421       17,458
  Shareholder communications........................        18,000         5,000         120,001       20,956
  Shareholder and system servicing fees.............        13,098        16,076          15,801       17,212
  Pricing service fees..............................         6,001        11,000              --           --
  Trustees' fees....................................         4,000         4,032           4,000        5,107
  Registration fees.................................            --            --          28,246        1,421
  Other.............................................         1,007         2,544           8,564        4,014
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES....................................     1,908,939       320,640      12,244,527    1,058,849
  Less: Expense reimbursement (Note 3)..............            --            --              --      (44,028)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES......................................     1,908,939       320,640      12,244,527    1,014,821
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...............................     9,531,657     3,854,544      13,274,927    8,779,133
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4
AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*).................................     2,000,297    (1,792,878)   (151,852,985)       4,424
     Futures contracts..............................      (805,783)           --              --           --
     Foreign currency transactions..................        26,257       (12,102)             --           --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..........................     1,220,771    (1,804,980)   (151,852,985)       4,424
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments and Foreign
  Currencies:
     Security transactions..........................   (28,324,110)    1,566,211    (334,151,371)          --
     Foreign currency transactions..................          (697)       21,890          (5,586)          --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION)....................................   (28,324,807)    1,588,101    (334,156,957)          --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES............................   (27,104,036)     (216,879)   (486,009,942)       4,424
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...  $(17,572,379)  $ 3,637,665   $(472,735,015)  $8,783,557
-------------------------------------------------------------------------------------------------------------

* Except for Money Market Portfolio where the net realized gains are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2001

                                                   MANAGED      HIGH YIELD       CAPITAL            MONEY
                                                    ASSETS         BOND        APPRECIATION        MARKET
                                                    TRUST          TRUST           FUND           PORTFOLIO
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income........................  $  9,531,657   $ 3,854,544   $   13,274,927   $     8,779,133
  Net realized gain (loss).....................     1,220,771    (1,804,980)    (151,852,985)            4,424
  Change in net unrealized appreciation
     (depreciation)............................   (28,324,807)    1,588,101     (334,156,957)               --
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS................................   (17,572,379)    3,637,665     (472,735,015)        8,783,557
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income........................    (8,531,205)   (2,808,864)      (6,832,941)       (8,779,133)
  Net realized gains...........................   (18,962,162)           --               --            (4,424)
--------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..............................   (27,493,367)   (2,808,864)      (6,832,941)       (8,783,557)
--------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.............    10,722,755    21,125,087      155,455,168     1,413,988,096
  Net asset value of shares issued for
     reinvestment of dividends.................    27,493,367     2,808,864        6,832,941         8,851,893
  Cost of shares reacquired....................   (28,464,299)   (9,424,768)    (180,089,113)   (1,216,687,568)
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS........................     9,751,823    14,509,183      (17,801,004)      206,152,421
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..............   (35,313,923)   15,337,984     (497,368,960)      206,152,421
NET ASSETS:
  Beginning of year............................   342,833,926    34,677,750    1,797,442,398       147,117,075
--------------------------------------------------------------------------------------------------------------
  END OF YEAR*.................................  $307,520,003   $50,015,734   $1,300,073,438   $   353,269,496
--------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..........................................    $9,496,187    $3,856,654      $13,273,079                --
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.........................  $  8,531,653   $ 2,784,811   $    6,428,956   $   7,250,728
  Net realized gain (loss)......................    18,611,361      (920,676)     (31,138,192)         (1,418)
  Change in net unrealized appreciation
     (depreciation).............................   (33,025,421)   (1,612,588)    (482,637,257)             --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS.................................    (5,882,407)      251,547     (507,346,493)      7,249,310
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.........................    (6,657,915)   (2,577,225)        (753,754)     (7,249,310)
  Net realized gains............................   (40,976,346)           --      (76,132,705)             --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................   (47,634,261)   (2,577,225)     (76,886,459)     (7,249,310)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares..............    28,254,932     9,771,762      460,465,288     936,232,989
  Net asset value of shares issued for
     reinvestment of dividends..................    47,634,261     2,577,225       76,886,459       7,258,897
  Cost of shares reacquired.....................   (18,976,553)   (5,662,151)     (70,837,568)   (916,344,695)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...............................    56,912,640     6,686,836      466,514,179      27,147,191
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     3,395,972     4,361,158     (117,718,773)     27,147,191
NET ASSETS:
  Beginning of year.............................   339,437,954    30,316,592    1,915,161,171     119,969,884
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*..................................  $342,833,926   $34,677,750   $1,797,442,398   $ 147,117,075
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...........................................    $8,531,235    $2,823,838       $6,831,093              --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the capital accounts of the Managed Asset, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $9 was reclassified to paid in capital for the Managed Assets Trust. Additionally, a portion of accumulated net realized loss amounting to $134,581 was reclassified to paid in capital for the High Yield Bond Trust. Net investment income, net realized gains and net assets were not affected by these changes; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, High Yield Bond Trust may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and adviser to Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-adviser, 0.25% of the average daily net assets of MAT.

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, advisory fee calculated at an annual rate of 0.55% on the first $100,000,000, 0.50% on the next $400,000,000 and 0.45% on the amount over
$500,000,000 of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Funds' transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2001, each Portfolio paid transfer agent fees of $5,000 to TB&T.

     For the year ended December 31, 2001, Travelers Insurance reimbursed expenses of $44,028 for MMP.

     For the year ended December 31, 2001, Salomon Smith Barney Inc. and its affiliates received no brokerage commissions.

     At December 31, 2001, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Funds are employees of Citigroup or its affiliates.

     4.  INVESTMENTS

     During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Purchases...................................................  $185,999,061   $51,170,337   $954,295,115
-------------------------------------------------------------------------------------------------------
Sales.......................................................   190,400,330    40,169,525    484,830,573
-------------------------------------------------------------------------------------------------------

     At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 24,129,049   $1,314,665    $144,454,548
Gross unrealized depreciation...............................   (19,928,003)  (2,175,368)    (55,499,899)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $  4,201,046   $ (860,703)   $ 88,954,649
-------------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2001, the Funds did not hold any futures contracts.

     7.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds will realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2001, the Funds did not hold any purchased call or put option contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2001, the Funds did not hold any TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2001, HYBT and CAF had, for Federal income tax purposes, approximately $3,636,000 and $193,468,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                      FUND                          2002       2004       2007        2008           2009
-------------------------------------------------------------------------------------------------------------
High Yield Bond Trust............................  $38,000   $343,000   $142,000   $ 1,197,000   $  1,916,000
Capital Appreciation Fund........................       --         --         --    41,615,000    151,853,000
-------------------------------------------------------------------------------------------------------------

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2001   DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................          631,246          1,445,154
Shares issued on reinvestment...............................        1,769,200          2,556,858
Shares reacquired...........................................       (1,731,513)          (964,060)
---------------------------------------------------------------------------------------------------
Net Increase................................................          668,933          3,037,952
---------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................        2,305,052          1,076,429
Shares issued on reinvestment...............................          312,096            292,866
Shares reacquired...........................................       (1,035,325)          (616,716)
---------------------------------------------------------------------------------------------------
Net Increase................................................        1,581,823            752,579
---------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................        2,319,987          4,294,198
Shares issued on reinvestment...............................          114,685            739,364
Shares reacquired...........................................       (2,792,897)          (718,555)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         (358,225)         4,315,007
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................    1,413,988,096        936,232,989
Shares issued on reinvestment...............................        8,851,893          7,258,897
Shares reacquired...........................................   (1,216,687,568)      (916,344,695)
---------------------------------------------------------------------------------------------------
Net Increase................................................      206,152,421         27,147,191
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

              MANAGED ASSETS TRUST                 2001(1)     2000(1)      1999       1998       1997
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    $17.94      $21.12     $19.99     $17.65     $14.98
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.49        0.48       0.39       0.41       0.48
  Net realized and unrealized gain (loss)........     (1.40)      (0.71)      2.30       3.27       2.70
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     (0.91)      (0.23)      2.69       3.68       3.18
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income..........................     (0.46)      (0.41)     (0.39)     (0.47)     (0.12)
  Net realized gains.............................     (1.02)      (2.54)     (1.17)     (0.87)     (0.39)
--------------------------------------------------------------------------------------------------------
Total Distributions..............................     (1.48)      (2.95)     (1.56)     (1.34)     (0.51)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    $15.55      $17.94     $21.12     $19.99     $17.65
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................     (5.08)%     (1.62)%    14.22%     21.44%     21.31%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................  $307,520    $342,834   $339,438   $276,182   $223,870
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)....................................      0.59%       0.59%      0.60%      0.60%      0.63%
  Net investment income..........................      2.95        2.47       2.17       2.30       2.91
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        59%         56%        51%        74%        90%
--------------------------------------------------------------------------------------------------------

              HIGH YIELD BOND TRUST                2001(1)     2000(1)      1999       1998       1997
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............     $8.77       $9.47      $9.85      $9.89      $8.49
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.80        0.79       0.81       0.77       0.76
  Net realized and unrealized gain (loss)........      0.04       (0.70)     (0.38)     (0.13)      0.65
--------------------------------------------------------------------------------------------------------
Total Income From Operations.....................      0.84        0.09       0.43       0.64       1.41
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income..........................     (0.57)      (0.79)     (0.81)     (0.68)     (0.01)
--------------------------------------------------------------------------------------------------------
Total Distributions..............................     (0.57)      (0.79)     (0.81)     (0.68)     (0.01)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................     $9.04       $8.77      $9.47      $9.85      $9.89
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................      9.55%       0.97%      4.42%      6.56%     16.56%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................   $50,016     $34,678    $30,317    $28,088    $25,272
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)....................................      0.73%       0.83%      0.81%      0.82%      0.84%
  Net investment income..........................      8.79        8.74       8.85       8.42       9.04
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................       110%         80%       112%       147%       137%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

            CAPITAL APPRECIATION FUND              2001(1)           2000            1999            1998            1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    $82.01         $108.80          $72.74          $46.32          $36.72
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.61            0.29            0.04            0.06            0.19
  Net realized and unrealized gain (loss)........    (22.01)         (23.29)          38.08           28.07            9.41
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............    (21.40)         (23.00)          38.12           28.13            9.60
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income..........................     (0.31)          (0.04)          (0.07)          (0.18)             --
  Net realized gains.............................        --           (3.75)          (1.99)          (1.53)          (0.00)*
---------------------------------------------------------------------------------------------------------------------------
Total Distributions..............................     (0.31)          (3.79)          (2.06)          (1.71)          (0.00)*
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    $60.30          $82.01         $108.80          $72.74          $46.32
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................    (26.09)%        (21.88)%         53.52%          61.63%          26.14%
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)...............    $1,300          $1,797          $1,915            $891            $408
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)....................................      0.84%           0.83%           0.83%           0.85%           0.84%
  Net investment income..........................      0.91            0.30            0.07            0.18            0.54
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        47%             30%             37%             53%             89%
---------------------------------------------------------------------------------------------------------------------------
             MONEY MARKET PORTFOLIO                  2001            2000            1999            1998            1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............     $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------
Net investment income(4).........................     0.036           0.060           0.049           0.049           0.049
Distributions from net investment income.........    (0.036)         (0.060)         (0.049)         (0.049)         (0.049)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................     $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................      3.71%           6.18%           4.96%           5.08%           5.03%
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)...................  $353,269        $147,117        $119,970         $42,069         $13,494
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5).................................      0.40%           0.40%           0.37%           0.65%           0.57%
  Net investment income..........................      3.46            6.04            4.96            5.37            5.03
---------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(4) Travelers Insurance reimbursed Money Market Portfolio for $44,028, $47,023, $85,612 and $31,300 in expense for the years ended December 31, 2001, 2000, 1999 and 1997, respectively. If expenses were not reimbursed, the per share decreases to net investment income would have been $0.000**, $0.000**, $0.001 and $0.002, respectively, and the actual expense ratios would have been 0.42%, 0.44%, 0.50% and 1.39%, respectively.

(5) For the years ended December 31, 2001, 2000 and 1999, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

 *  Amount represents less than $0.01 per share.

 ** Amount represents less than $0.001 per share.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND AND MONEY MARKET PORTFOLIO:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio ("Funds") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                             /s/ KPMG LLP

New York, New York
February 8, 2002

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust or Fund hereby designates for the fiscal year ended December 31, 2001:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

        Managed Assets Trust........................................ 26.96%
        Capital Appreciation Fund.................................... 50.24

     - Total long-term capital gain distributions paid:

        Managed Assets Trust................................... $18,962,162

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

     Managed Assets Trust........................................... 22.26%
     Capital Appreciation Fund........................................ 1.28

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of investors who are primarily concerned with highest credit quality, current income and total return. The assets of the Portfolio will be invested in obligations of the United States, its agencies and instrumentalities.

For the year ended December 31, 2001, the Portfolio returned 5.82%, compared to 7.18% for the Merrill Lynch U.S. Treasury/Agency Master Index and 7.44% for a 50/50 blend of the Merrill Lynch U.S. Treasuries 15+ Years Index and the Merrill Lynch Mortgage Master Index.(1) Past performance is not indicative of future results.

In the fourth quarter of 2001, both the U.S. Treasury and Mortgage-Backed Securities ("MBS") markets dramatically changed course. In October, yields on the 10-year U.S. Treasury bond declined 36 basis points(2) to 4.23%. However, with stronger economic news and positive news about the war on terrorism beginning to appear in November, yields began an unrelenting climb, ending the quarter at 5.05%, which was a full 82 basis points above their lows. The pattern for MBS yields was similar, but slightly more volatile. The Fed continued to react to the September 11th attack, with three additional rate cuts during the quarter. Current forward London Interbank Offered Rate ("LIBOR")(3) are suggesting no further rate cuts will occur.

Gross Domestic Product ("GDP")(4) shrank 1.30% in the third quarter. We believe that when the final tally is completed the fourth quarter GDP will probably also be negative. Employment also continued to shrink, with a net loss of 943,000 non-farm jobs for the fourth quarter. Personal incomes fell 0.1% each month in September, October and November. Although consumer confidence rebounded strongly in October, it fell again in November. Christmas sales have also been reported as slow. On a more positive note, the National Association of Purchasing Managers Index(5), which reflects the general optimism or pessimism of manufacturers, improved steadily during the fourth quarter of 2001.

Looking ahead, the Portfolio is slightly long its duration target. The Portfolio also has a slight underweighting of Mortgage-Backed Securities, but remains overweight in spread products.(6)

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation by selecting investments -- primarily common stocks -- that meet the social criteria established for the Portfolio. The Portfolio's social criteria currently exclude companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or military defense related services or gambling services.

For the year ended December 31, 2001, the Portfolio returned negative 15.71%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(7) returned negative 11.88% for the same period. Past performance is not indicative of future results.

After nine straight years of positive stock market returns and some of the best individual years of performance, the U.S. stock market has now experienced two consecutive years of negative returns. The bursting of the Internet bubble in the spring of 2000 and the subsequent slowdown of U.S. economic growth have led to a general acknowledgement that the U.S. economy is indeed in a recession. The September 11th terrorist attacks provided another blow to a weak economy that was teetering

---------------

1 The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (Mortgage Backed Securities Index) tracks the performance of U.S. dollar- denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year). Please note that an investor cannot invest directly in an index.
2  A basis point is 0.01%, or one one-hundredth of a percent.
3 LIBOR is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including Adjustable Rate Mortgages (ARMs).
4 GDP is a market value of goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investment and net exports of goods and services.
5 The National Association of Purchasing Managers Index is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.
6 Fixed income securities that carry credit risk, i.e., securities other than U.S. Government Treasury obligations.
7 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
 44

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

between recovery and recession. Despite continued cuts in the federal funds rate ("fed funds rate")(8) and tax cuts and rebates, corporations continued to lower profit projections and lay off workers in the fourth quarter.

However, the three months ended December 31st were positive for the broad market and the Portfolio as well. The S&P 500 was up 10.70% for the quarter as news from Afghanistan was increasingly positive and investors started anticipating an economic recovery. The Portfolio was up 13.10% in the fourth quarter, outperforming the S&P 500 by 240 basis points.

The Portfolio moved into more growth and economically sensitive stocks earlier in the year, and that strategy paid off in the fourth quarter. We continued this movement through the end of the year. As a result, the Portfolio is now more evenly weighted in technology and slightly overweight in other economically sensitive sectors such as consumer durables and transportation. We believe the recent stock market gains show that more robust U.S. economic growth is possible in 2002. In this environment, we believe the companies that will prosper will continue to be high-quality growth companies and companies that are highly sensitive to changes in the economy.

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in equity and debt securities of companies in the utility industries.

For the year ended December 31, 2001, the Portfolio returned negative 23.00%. In comparison, the S&P 500 returned negative 11.88% for the same period. Past performance is not indicative of future results.

After enjoying a promising year in 2000, utility investors faced some tough circumstances in 2001. The year 2000 saw more new power plants developed, deregulation, new technologies in the industry and the introduction of sophisticated marketing and trading operations introduced by companies like Enron. (The Portfolio owned this company during the fourth quarter, but sold it in November, so it is not shown in the portfolio's Schedule of Investments as of December 31, 2001). All of these developments were heralded as solutions to the country's growing demand for electricity and an answer to the issues raised by the California energy crisis. Stock prices of the companies leading this movement in 2000 reflected great expectations and enthusiasm, and the S&P Utility Index(9) recorded phenomenal performance as a result.

Much has changed since the end of 2000. The economy weakened, new conservation efforts were put in place and new power plants came on-line. As a result, it appeared to many that California's energy crisis was solved (at least for the time being). Allegations of accounting improprieties and senior management misconduct led to the collapse of Enron, one of the largest companies in the industry. As a result, the entire utilities sector is being scrutinized.

While not immune to these issues, the Portfolio continued to perform better than the S&P Utility Index in a very difficult environment. In the fourth quarter, the S&P Utility Index was down 3.30% while the Portfolio was down 2.50%. For the year, the Portfolio fell 23.00% while the S&P Utility Index dropped 30.40%. Companies that performed well in the fourth quarter included merchants, along with coal and natural gas companies. Traditional electric utilities posted mildly positive results as investors continued to look for stable earnings and yields in this sector.

---------------

8 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
9 The S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

We continued to take advantage of a sell-off in high-quality companies during the period, increasing our ownership of companies such as El Paso Corp., Dominion Resources, Entergy Corp. and TXU Corp. We believe the valuations of these companies do not properly reflect their long-term growth potential.

Thank you for your investment in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. McLENDON
Heath B. McLendon
Chairman

January 10, 2002

The information provided in these commentaries represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 49 through 54 for a list and percentage breakdown of each of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of December 31, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/01 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/01                    5.82%
    Five Years Ended 12/31/01              7.57
    1/24/92* through 12/31/01              7.37



               CUMULATIVE TOTAL RETURN
               -----------------------
    1/24/92* through 12/31/01            102.70%



    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through December 31, 2001. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.)

[SECURITIES PORTFOLIO LINE GRAPH]

                                                                                                                   50% MERRILL
                                                                                                                   LYNCH U.S.
                                                                                                                 TREASURIES 15+
                                                                                                                 YEARS INDEX AND
                                                    LEHMAN BROTHERS                        MERRILL LYNCH U.S.      50% MERRILL
                              U.S. GOVERNMENT       GOVERNMENT BOND     CONSUMER PRICE      TREASURY/AGENCY      LYNCH MORTGAGE
                            SECURITIES PORTFOLIO        INDEX+               INDEX           MASTER INDEX+        MASTER INDEX+
                            --------------------    ---------------     --------------     ------------------    ---------------
1/24/92                           10000.00             10000.00            10000.00             10000.00            10000.00
12/92                             10790.00             10723.00            10275.00             10881.00            10443.00
12/93                             11813.00             11866.00            10557.00             12037.00            11378.00
12/94                             11147.00             11464.00            10840.00             11648.00            11096.00
12/95                             13869.00             13567.00            11115.00             13781.00            13065.00
12/96                             14071.00             13943.00            11484.00             14162.00            13590.00
12/97                             15846.00             15280.00            11679.00             15522.00            14877.00
12/98                             17463.00             16785.00            11866.00             17050.00            16158.00
12/99                             16724.00             16411.00            12220.00             16690.00            15534.00
12/00                             19155.00             18584.00            12635.00             18878.00            17450.00
12/31/01                          20270.00             20380.00            13126.00             20233.00            18748.00

+ It is the opinion of the management that the Merrill Lynch U.S.
  Treasury/Agency Master Index and an equally weighted average of the Merrill Lynch U.S. Treasuries 15+ Years Index and the Merrill Lynch Mortgage Master Index ("Composite Index") more accurately reflect the current composition of the Travelers Series Trust -- U.S. Government Securities Portfolio rather than the Lehman Brothers Government Bond Index. In future reporting, the Merrill Lynch U.S. Treasury/Agency Master Index and the Composite Index will be used as the basis of comparison of total return performance rather than the Lehman Brothers Government Bond Index.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/01 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/01                  (15.71)%
    Five Years Ended 12/31/01             10.34
    5/1/92* through 12/31/01              12.03



               CUMULATIVE TOTAL RETURN
               -----------------------
    5/1/92* through 12/31/01             200.00%



    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through December 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[STOCK PORTFOLIO LINE GRAPH]

                                                 SOCIAL AWARENESS STOCK                                   STANDARD & POOR'S 500
                                                        PORTFOLIO             CONSUMER PRICE INDEX                INDEX
                                                 ----------------------       --------------------        ---------------------
5/1/92                                                    10000                       10000                       10000
12/92                                                     10950                       10157                       10673
12/93                                                     11777                       10436                       11745
12/94                                                     11461                       10716                       11900
12/95                                                     15285                       10988                       14509
12/96                                                     18339                       11353                       17838
12/97                                                     23343                       11545                       23789
12/98                                                     30875                       11731                       30626
12/99                                                     35765                       12080                       37067
12/00                                                     35590                       12490                       33693
12/31/01                                                  30000                       12976                       27704

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/01 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/01                  (23.00)%
    Five Years Ended 12/31/01              7.20
    2/4/94* through 12/31/01               9.66



               CUMULATIVE TOTAL RETURN
               -----------------------
    2/4/94* through 12/31/01             107.28%



    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through December 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[UTILITIES PORTFOLIO LINE GRAPH]

                                                                                                          STANDARD & POOR'S 500
                                                   UTILITIES PORTFOLIO        CONSUMER PRICE INDEX                INDEX
                                                   -------------------        --------------------        ---------------------
2/4/94                                                  10000.00                    10000.00                    10000.00
12/94                                                   10170.00                    10205.00                    10072.00
12/95                                                   13149.00                    10464.00                    13852.00
12/96                                                   14638.00                    10811.00                    17031.00
12/97                                                   18340.00                    10995.00                    22712.00
12/98                                                   21680.00                    11171.00                    29240.00
12/99                                                   21662.00                    11504.00                    35390.00
12/00                                                   26917.00                    11895.00                    32168.00
12/31/01                                                20728.00                    12357.00                    26450.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2001
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 31.7%
$ 5,000,000   U.S. Treasury Notes, 3.000% due 11/30/03....................  $  5,005,080
              U.S. Treasury Bonds:
  2,000,000     11.250% due 2/15/15.......................................     3,061,954
  7,000,000     8.125% due 8/15/19 (c)....................................     8,840,237
  2,000,000     8.750% due 5/15/20........................................     2,680,626
  4,000,000     8.000% due 11/15/21.......................................     5,062,972
  4,000,000     7.250% due 8/15/22........................................     4,708,752
  4,000,000     7.625% due 11/15/22.......................................     4,897,188
  3,000,000     6.875% due 8/15/25........................................     3,423,753
  4,000,000     6.000% due 2/15/26........................................     4,123,752
  2,000,000     5.375% due 2/15/31........................................     1,972,502
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $44,380,763).....    43,776,816
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 52.2%
  3,000,000   Federal Home Loan Bank Certificates, 5.875% due 2/15/11.....     3,035,538
              Federal Home Loan Mortgage Corp. (FHLMC) Certificates:
    705,204     8.000% due 9/1/30.........................................       739,583
  2,665,178     7.000% due 1/15/31........................................     2,631,618
 11,645,899     6.500% due 5/15/31 (a)....................................    11,475,906
  7,000,000     6.000% due 12/1/99 (b)....................................     6,851,250
              Federal National Mortgage Association Bank Certificates:
  3,000,000     6.250% due 5/15/29........................................     3,001,638
  3,000,000     6.625% due 11/15/30.......................................     3,148,926
              Federal National Mortgage Association (FNMA) Certificates:
  6,629,418     5.500% due 6/1/16 (a).....................................     6,540,015
  3,224,225     6.000% due 9/1/16.........................................     3,235,308
  5,000,100     5.000% due 12/1/16 (a)....................................     4,821,996
  2,091,919     6.500% due 12/1/27........................................     2,104,994
  4,435,190     7.500% due 11/1/29 (a)....................................     4,616,017
  6,000,000     6.000% due 12/1/99 (b)....................................     5,865,000
              Government National Mortgage Association (GNMA)
                Certificates:
    985,967     9.000% due 9/15/09 (a)....................................     1,072,239
    422,729     8.500% due 7/15/18 (a)....................................       458,925
              Sallie-Mae (SLMA) Certificates:
  4,680,000     Zero coupon due 5/15/14...................................     1,707,666
  3,000,000     Zero coupon due 10/3/22...................................       796,860
  9,000,000   Tennessee Valley Authority Debentures, 7.125% due 5/1/30
                (c).......................................................     9,944,451
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $72,140,432)........    72,047,930
----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.1%
  1,793,343   FHLMC Series 1103, Class J, 8.500% due 6/15/21..............     1,908,036
  5,000,000   FNMA Series 2000-46, Class PB, 7.500% due 3/25/29...........     5,200,957
----------------------------------------------------------------------------------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost -- $6,953,607)......................................     7,108,993
----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $123,474,802)................   122,933,739
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.0%
 15,150,000   CS First Boston Corp., 1.700% due 1/2/02; Proceeds at
                maturity -- $15,151,429; (Fully collateralized by U.S.
                Treasury Bills, 0.000% due 6/13/02; Market
                value -- $15,453,376) (Cost -- $15,150,000)...............    15,150,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $138,624,802*)...........  $138,083,739
----------------------------------------------------------------------------------------

(a) Date shown represents the last in range of maturity dates.
(b) Security is traded on a "to-be-announced" basis (See Note 7).
(c) All or a portion of this security is segregated for "to-be-announced" trades.
 *   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 95.3%
--------------------------------------------------------------------------------------
CONSUMER STAPLES -- 9.2%
    30,000   Gillette Co.................................................  $ 1,002,000
     2,000   Hershey Foods Corp..........................................      135,400
    29,600   Kimberly-Clark Corp.........................................    1,770,080
    25,000   Kraft Foods Inc., Class A Shares............................      850,750
    52,700   The Kroger Co.*.............................................    1,099,849
    56,500   Sara Lee Corp. .............................................    1,255,995
    58,100   SYSCO Corp. ................................................    1,523,382
--------------------------------------------------------------------------------------
                                                                             7,637,456
--------------------------------------------------------------------------------------
CUSTOMER DISCRETIONARY -- 16.5%
    10,000   Adelphia Communications Corp., Class A Shares*..............      311,800
    31,100   AOL Time Warner Inc.*.......................................      998,310
    34,900   Black & Decker Corp. .......................................    1,316,777
    41,550   Brinker International, Inc.*................................    1,236,528
    22,500   Comcast Corp., Class A Shares*..............................      810,000
     7,500   Cox Communications, Inc., Class A Shares*...................      314,325
    37,000   Home Depot, Inc. ...........................................    1,887,370
    32,217   Kaufman & Broad Home Corp. .................................    1,291,902
    36,000   Lowe's Cos., Inc. ..........................................    1,670,760
    10,900   Stanley Works...............................................      507,613
     9,000   Univision Communications Inc., Class A Shares*..............      364,140
    34,300   Wal-Mart Stores, Inc. ......................................    1,973,965
    34,700   Wendy's International, Inc. ................................    1,012,199
--------------------------------------------------------------------------------------
                                                                            13,695,689
--------------------------------------------------------------------------------------
ENERGY -- 4.4%
    16,800   Anadarko Petroleum Corp. ...................................      955,080
    32,026   BP Amoco PLC ADR............................................    1,489,529
    24,800   Royal Dutch Petroleum Co. ADR...............................    1,215,696
--------------------------------------------------------------------------------------
                                                                             3,660,305
--------------------------------------------------------------------------------------
FINANCIALS -- 15.7%
    22,000   AMBAC Financial Group, Inc. ................................    1,272,920
    32,900   American Express Co. .......................................    1,174,201
    18,360   American International Group, Inc. .........................    1,457,784
    40,000   The Bank New York Co., Inc. ................................    1,632,000
    31,500   Bank One Corp. .............................................    1,230,075
     5,000   Capital One Financial Corp. ................................      269,750
     7,100   Freddie Mac.................................................      464,340
    16,315   Hartford Financial Services Group, Inc. ....................    1,025,071
    40,000   KeyCorp. ...................................................      973,600
     6,831   Marsh & McLennan Cos., Inc. ................................      733,991
    10,000   Morgan Stanley Dean Witter & Co. ...........................      559,400
     9,900   PNC Financial Services Group................................      556,380

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
FINANCIALS -- 15.7% (CONTINUED)
    25,000   Wells Fargo & Co. ..........................................  $ 1,086,250
     6,500   XL Capital Ltd., Class A Shares.............................      593,840
--------------------------------------------------------------------------------------
                                                                            13,029,602
--------------------------------------------------------------------------------------
HEALTHCARE -- 12.5%
    24,500   Amgen Inc.*.................................................    1,382,780
     8,400   C.R. Bard, Inc. ............................................      541,800
    14,700   Eli Lilly & Co. ............................................    1,154,538
    29,000   Johnson & Johnson...........................................    1,713,900
    27,000   Medtronic, Inc. ............................................    1,382,670
    18,300   Merck & Co., Inc. ..........................................    1,076,040
    38,000   Pfizer Inc. ................................................    1,514,300
     3,200   Sepracor Inc.*..............................................      182,592
    25,200   Tenet Healthcare Corp.*.....................................    1,479,744
--------------------------------------------------------------------------------------
                                                                            10,428,364
--------------------------------------------------------------------------------------
INDUSTRIALS -- 7.9%
    25,100   Automatic Data Processing, Inc. ............................    1,478,390
     6,500   Illinois Tool Works Inc. ...................................      440,180
    25,230   Southwest Airlines Co. .....................................      466,250
     4,000   SPX Corp.*..................................................      547,600
    40,527   Tyco International Ltd. ....................................    2,387,040
    22,700   United Parcel Services, Inc., Class B Shares................    1,237,150
--------------------------------------------------------------------------------------
                                                                             6,556,610
--------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 18.2%
    17,000   Altera Corp.*...............................................      360,740
    14,000   Amdocs Ltd.*................................................      475,580
    21,423   Anixter International Inc.*.................................      621,481
     5,000   Applied Materials, Inc.*....................................      200,500
    73,700   Cisco Systems, Inc.*........................................    1,334,707
    64,000   Compaq Computer Corp. ......................................      624,640
    30,000   Dell Computer Corp.*........................................      815,400
    18,300   Electronic Data Systems Corp. ..............................    1,254,465
    48,400   EMC Corp.*..................................................      650,496
       350   Inrange Technologies Corp., Class B Shares*.................        4,323
    66,700   Intel Corp. ................................................    2,097,715
    10,000   International Business Machines Corp. ......................    1,209,600
    17,800   JDS Uniphase Corp.*.........................................      154,504
     3,711   McData Corp., Class A Shares*...............................       90,919
    32,900   Microsoft Corp.*............................................    2,179,625
    15,000   Motorola, Inc. .............................................      225,300
    30,000   Nokia Corp. ADR.............................................      735,900
    64,900   Oracle Corp.*...............................................      896,269
    31,700   Sun Microsystems, Inc.*.....................................      389,910
    10,000   Texas Instruments Inc. .....................................      280,000
    30,000   Vishay Intertechnology, Inc.*...............................      585,000
--------------------------------------------------------------------------------------
                                                                            15,187,074
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
MATERIALS -- 4.7%
    22,400   Air Products & Chemicals, Inc. .............................  $ 1,050,784
    30,000   Alcoa Inc. .................................................    1,066,500
    20,000   E.I. du Pont de Nemours & Co. ..............................      850,200
    15,000   Engelhard Corp. ............................................      415,200
    10,000   Praxair, Inc. ..............................................      552,500
--------------------------------------------------------------------------------------
                                                                             3,935,184
--------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.4%
     3,000   ALLTEL Corp. ...............................................      185,190
    10,000   SBC Communications Inc. ....................................      391,700
    34,500   Sprint Corp. -- PCS Group*..................................      842,145
    21,750   Time Warner Telecom Inc., Class A Shares*...................      384,758
       614   WorldCom, Inc. -- MCI Group.................................        7,798
    15,364   WorldCom, Inc. -- WorldCom Group............................      216,325
--------------------------------------------------------------------------------------
                                                                             2,027,916
--------------------------------------------------------------------------------------
UTILITIES -- 3.8%
    50,100   The AES Corp.*..............................................      819,135
    19,983   El Paso Corp. ..............................................      891,442
    35,800   Mirant Corp.*...............................................      573,516
    35,900   The Williams Cos., Inc. ....................................      916,168
--------------------------------------------------------------------------------------
                                                                             3,200,261
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $70,531,511)....................   79,358,461
--------------------------------------------------------------------------------------
   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.7%
$3,931,000   Goldman, Sachs & Co., 1.680% due 1/2/02; Proceeds at
               maturity -- $3,931,367; (Fully collateralized by U.S.
               Treasury Bills, Notes, Bonds and Strips, 0.000% to 14.250%
               due 1/10/02 to 8/15/27; Market value -- $4,029,236)
               (Cost -- $3,931,000)......................................    3,931,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $74,462,511**)...........  $83,289,461
--------------------------------------------------------------------------------------

 *  Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 96.6%
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 12.5%
     3,000   ALLTEL Corp. ...............................................  $   185,190
    15,359   AT&T Corp. .................................................      278,612
     5,000   Broadwing Inc. (a)..........................................       47,500
    22,000   Qwest Communications International Inc. ....................      310,860
    30,000   SBC Communications Inc. ....................................    1,175,100
    24,000   Sprint Corp./Fon Group......................................      481,920
    20,000   Time Warner Telecom Inc. (a)................................      353,800
    28,100   Verizon Communications Inc. ................................    1,333,626
     2,024   Worldcom Inc. -- MCI Group..................................       25,705
    50,600   Worldcom Inc. -- Worldcom Group (a).........................      712,448
--------------------------------------------------------------------------------------
                                                                             4,904,761
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 54.0%
    55,000   The AES Corp. (a)...........................................      899,250
    20,000   Allegheny Energy, Inc. .....................................      724,400
    60,000   Calpine Corp. (a)...........................................    1,007,400
    32,000   Cinergy Corp. ..............................................    1,069,760
    28,806   Dominion Resources, Inc. ...................................    1,731,241
    15,095   DTE Energy Co. .............................................      633,084
    52,800   Duke Energy Co. ............................................    2,072,928
    25,000   Entergy Corp. ..............................................      977,750
    17,500   Exelon Corp. ...............................................      837,900
    42,500   FirstEnergy Corp. ..........................................    1,486,650
    15,600   FPL Group, Inc. ............................................      879,840
    42,900   Mirant Corp. (a)............................................      687,258
    53,000   Niagara Mohawk Holdings Inc. (a)............................      939,690
    52,000   NRG Energy, Inc. (a)........................................      806,000
    25,000   Pinnacle West Capital Corp. ................................    1,046,250
    24,000   PPL Corp. ..................................................      836,400
    18,000   Public Service Enterprise Group, Inc. ......................      759,420
    10,000   Reliant Resources, Inc. (a).................................      165,100
    15,000   The Southern Co. ...........................................      380,250
    31,300   TXU Corp. ..................................................    1,475,795
    65,750   Xcel Energy, Inc. ..........................................    1,823,905
--------------------------------------------------------------------------------------
                                                                            21,240,271
--------------------------------------------------------------------------------------
GAS UTILITIES -- 18.4%
    37,880   El Paso Corp. ..............................................    1,689,827
    27,800   Energen Corp. ..............................................      685,270
    22,500   Keyspan Corp. ..............................................      779,625
     5,000   Kinder Morgan, Inc. ........................................      278,450
    42,000   National Fuel Gas Co. ......................................    1,037,400
    40,000   NiSource Inc. ..............................................      922,400
    42,400   Sempra Energy...............................................    1,040,920
    36,400   Southwest Gas Corp. ........................................      813,540
--------------------------------------------------------------------------------------
                                                                             7,247,432
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2001

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
METALS AND MININGS -- 1.7%
    20,000   Arch Coal Inc. .............................................  $   454,000
     8,100   Peabody Energy Corp. .......................................      228,339
--------------------------------------------------------------------------------------
                                                                               682,339
--------------------------------------------------------------------------------------
MULTI-UTILITIES -- 6.7%
    10,000   Aquila, Inc. (a)............................................      171,000
    37,900   Dynegy Inc., Class A Shares.................................      966,450
    45,500   Sierra Pacific Resources....................................      684,775
    31,000   The Williams Cos. Inc. .....................................      791,120
--------------------------------------------------------------------------------------
                                                                             2,613,345
--------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 3.3%
    40,404   AT&T Wireless Services Inc. (a).............................      580,605
    30,000   Sprint Corp. (PCS Group) (a)................................      732,300
--------------------------------------------------------------------------------------
                                                                             1,312,905
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $37,948,838)....................   38,001,053
--------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(b)                       SECURITY                                     VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 1.1%
---------------------------------------------------------------------------------------------------
ELECTRIC/GAS -- 0.5%
$  200,000     A-         Arizona Public Service Co., 7.250% due 8/1/23...............      181,210
---------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.6%
   230,000     A-         MCI Communications Corp., 7.750% due 3/23/25................      221,713
---------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS (Cost -- $405,728)....................      402,923
---------------------------------------------------------------------------------------------------
                          SUB-TOTAL INVESTMENTS (Cost -- $38,354,566).................   38,403,976
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
   913,000                Goldman, Sachs & Co., 1.680% due 1/2/02; Proceeds at
                            maturity -- $913,085;
                            (Fully collateralized by U.S. Treasury Notes, Bonds, Bills and Strips, 0.000% to 14.250% due 1/10/02 to 8/15/27;
                            Market value -- $935,816) (Cost -- $913,000)..............      913,000
---------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100% (Cost -- $39,267,566**)...........  $39,316,976
---------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 55 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2001

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.................................     $123,474,802        $70,531,511       $38,354,566
  Repurchase agreements, at cost.......................       15,150,000          3,931,000           913,000
-------------------------------------------------------------------------------------------------------------
  Investments, at value................................     $122,933,739        $79,358,461       $38,403,976
  Repurchase agreements, at value......................       15,150,000          3,931,000           913,000
  Cash.................................................              729                757               897
  Dividends and interest receivable....................        1,205,197             61,424           103,330
  Receivable for Fund shares sold......................          195,040            249,854            66,300
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................      139,484,705         83,601,496        39,487,503
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................       12,790,938                 --                --
  Payable for Fund shares purchased....................          127,348            177,784                --
  Investment advisory fees payable.....................           34,668             43,564            21,330
  Administration fees payable..........................            6,392              4,243             1,664
  Accrued expenses.....................................           34,476             31,856            31,844
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................       12,993,822            257,447            54,838
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $126,490,883        $83,344,049       $39,432,665
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................     $121,476,623        $78,910,847       $41,307,182
  Undistributed net investment income..................        6,259,495            363,914         1,037,606
  Accumulated net realized loss from security
     transactions......................................         (704,172)        (4,757,662)       (2,961,533)
  Net unrealized appreciation (depreciation) of
     investments.......................................         (541,063)         8,826,950            49,410
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $126,490,883        $83,344,049       $39,432,665
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................       10,165,968          3,451,885         2,843,153
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $12.44             $24.14            $13.87
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2001

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................   $  6,673,935        $    181,153      $    211,321
  Dividends..............................................             --             790,453         1,214,147
  Less: Foreign withholding tax..........................             --             (11,317)               --
--------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................................      6,673,935             960,289         1,425,468
--------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)......................        363,929             498,797           311,552
  Administration fees (Note 2)...........................         67,042              48,930            28,759
  Audit and legal........................................         22,003              19,244            19,840
  Shareholder and system servicing fees..................         16,002              15,814            15,002
  Shareholder communications.............................         13,500               4,991             4,079
  Custody................................................          7,499               3,771             2,903
  Trustees' fees.........................................          4,000               3,989             4,000
  Pricing service fees...................................          1,902                  --               201
  Other..................................................          2,999                 601             1,008
--------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.........................................        498,876             596,137           387,344
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................      6,175,059             364,152         1,038,124
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales.................................    352,716,439          17,122,071         8,954,873
     Cost of securities sold.............................    351,149,613          21,028,766        11,916,406
--------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...............................      1,566,826          (3,906,695)       (2,961,533)
--------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
     Beginning of year...................................      1,301,929          19,228,383        10,468,870
     End of year.........................................       (541,063)          8,826,950            49,410
--------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)...     (1,842,992)        (10,401,433)      (10,419,460)
--------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS..................................       (276,166)        (14,308,128)      (13,380,993)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........   $  5,898,893        $(13,943,976)     $(12,342,869)
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                            FOR THE YEAR ENDED DECEMBER 31, 2001

                                                    U.S. GOVERNMENT    SOCIAL AWARENESS
                                                      SECURITIES            STOCK           UTILITIES
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income...........................   $  6,175,059        $    364,152      $  1,038,124
  Net realized gain (loss)........................      1,566,826          (3,906,695)       (2,961,533)
  Change in net unrealized appreciation
     (depreciation)...............................     (1,842,992)        (10,401,433)      (10,419,460)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS...................................      5,898,893         (13,943,976)      (12,342,869)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................     (4,359,413)           (345,874)         (855,489)
  Net realized gains..............................             --                  --        (2,174,214)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS.................................     (4,359,413)           (345,874)       (3,029,703)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares................     53,164,510          21,161,058        13,760,099
  Net asset value of shares issued for
     reinvestment of dividends....................      4,359,413             345,874         3,029,703
  Cost of shares reacquired.......................    (23,542,477)         (5,056,878)      (10,440,940)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.................................     33,981,446          16,450,054         6,348,862
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.................     35,520,926           2,160,204        (9,023,710)
NET ASSETS:
  Beginning of year...............................     90,969,957          81,183,845        48,456,375
-------------------------------------------------------------------------------------------------------
  END OF YEAR*....................................   $126,490,883        $ 83,344,049      $ 39,432,665
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:..........................................     $6,259,495            $363,914        $1,037,606
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                       U.S. GOVERNMENT   SOCIAL AWARENESS
                                                         SECURITIES           STOCK           UTILITIES
                                                          PORTFOLIO         PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income..............................   $  4,461,898       $   345,825       $   855,300
  Net realized gain (loss)...........................        688,169          (763,694)        2,258,147
  Change in net unrealized appreciation
     (depreciation)..................................      4,561,020           (91,892)        4,526,028
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS......................................      9,711,087          (509,761)        7,639,475
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................     (3,702,667)         (378,231)         (823,875)
  Net realized gains.................................             --          (843,976)          (53,040)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS...................     (3,702,667)       (1,222,207)         (876,915)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares...................     37,854,892        18,903,761        16,435,486
  Net asset value of shares issued for
     reinvestment of dividends.......................      3,702,667         1,222,207           876,915
  Cost of shares reacquired..........................    (18,218,713)       (5,448,872)       (7,031,666)
--------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.........................     23,338,846        14,677,096        10,280,735
--------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS...............................     29,347,266        12,945,128        17,043,295
NET ASSETS:
  Beginning of year..................................     61,622,691        68,238,717        31,413,080
--------------------------------------------------------------------------------------------------------
  END OF YEAR*.......................................   $ 90,969,957       $81,183,845       $48,456,375
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:...     $4,358,876          $345,636          $854,971
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 13 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, MFS Mid Cap Growth, MFS Research, MFS Value, and Zero Coupon Bond Fund Portfolio (Series 2005) Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., ("Citigroup"), acts as investment manager and adviser to U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, acts as investment manager and adviser to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SBFM an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SBFM investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SBFM. Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2001, each Portfolio paid transfer agent fees of $5,000 to TB&T.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the year ended December 31, 2001, Salomon Smith Barney Inc. and its affiliates received brokerage commissions of $897.

     At December 31, 2001, Travelers Insurance and its affiliates owned 100% of the Trust's outstanding shares.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                  USGS           SAS        UTILITIES
------------------------------------------------------------------------------------------------------
Purchases...................................................  $399,205,847   $35,070,639   $20,116,010
------------------------------------------------------------------------------------------------------
Sales.......................................................   352,716,439    17,122,071     8,954,873
------------------------------------------------------------------------------------------------------

     At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 USGS           SAS        UTILITIES
-----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 1,014,617   $14,772,679   $ 4,779,943
Gross unrealized depreciation...............................   (1,555,680)   (5,945,729)   (4,730,533)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $  (541,063)  $ 8,826,950   $    49,410
-----------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2001, the Portfolios did not hold any futures contracts.

     6.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2001, the Portfolios did not hold any purchased call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2001, USGS held TBA securities with a total cost of $12,790,938.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                YEAR ENDED          YEAR ENDED
                                                             DECEMBER 31, 2001   DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................     4,263,211            3,246,763
Shares issued on reinvestment...............................       351,566              330,595
Shares reacquired...........................................    (1,892,426)          (1,585,139)
--------------------------------------------------------------------------------------------------
Net Increase................................................     2,722,351            1,992,219
--------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................       817,078              649,867
Shares issued on reinvestment...............................        14,071               43,051
Shares reacquired...........................................      (202,423)            (188,862)
--------------------------------------------------------------------------------------------------
Net Increase................................................       628,726              504,056
--------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................       778,866              912,236
Shares issued on reinvestment...............................       189,593               52,890
Shares reacquired...........................................      (646,898)            (417,997)
--------------------------------------------------------------------------------------------------
Net Increase................................................       321,561              547,129
--------------------------------------------------------------------------------------------------

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2001, USGS, SAS and Utilities had, for Federal income tax purposes approximately $532,000, $4,043,000 and $944,000 respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

PORTFOLIO                                                      2007       2008        2009
---------------------------------------------------------------------------------------------
U.S. Government Securities Portfolio........................ $532,000         --           --
Social Awareness Stock Portfolio............................       --   $774,000   $3,269,000
Utilities Portfolio.........................................       --         --      944,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

U.S. GOVERNMENT SECURITIES PORTFOLIO               2001(1)      2000(1)     1999(1)       1998         1997
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............     $12.22     $ 11.30      $11.80       $11.65       $10.86
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........................       0.69        0.74        0.68         0.49         0.58
  Net realized and unrealized gain (loss).......       0.02        0.84       (1.18)        0.70         0.79
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............       0.71        1.58       (0.50)        1.19         1.37
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income.........................      (0.49)      (0.66)      (0.00)*      (0.50)       (0.58)
  Net realized gains............................         --          --          --        (0.54)          --
-------------------------------------------------------------------------------------------------------------
Total Distributions.............................      (0.49)      (0.66)      (0.00)*      (1.04)       (0.58)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................     $12.44      $12.22      $11.30       $11.80       $11.65
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................       5.82%      14.53%      (4.23)%      10.20%       12.62%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................   $126,491     $90,970     $61,623      $66,454      $35,279
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...................................       0.45%       0.48%       0.48%        0.45%        0.49%
  Net investment income.........................       5.55        6.46        5.97         5.31         6.10
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        327%        289%        164%         349%         208%
-------------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO                   2001(1)       2000(1)     1999(1)       1998         1997
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $28.76        $29.42      $25.92       $20.06       $15.76
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........................      0.11          0.14        0.13         0.10         0.15
  Net realized and unrealized gain (loss).......     (4.63)        (0.29)       3.93         6.30         4.15
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............     (4.52)        (0.15)       4.06         6.40         4.30
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income.........................     (0.10)        (0.16)      (0.09)       (0.12)          --
  Net realized gains............................        --         (0.35)      (0.47)       (0.42)          --
--------------------------------------------------------------------------------------------------------------
Total Distributions.............................     (0.10)        (0.51)      (0.56)       (0.54)          --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $24.14        $28.76      $29.42       $25.92       $20.06
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................    (15.71)%       (0.49)%     15.84%       32.27%       27.28%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................   $83,344       $81,184     $68,239      $39,482      $21,013
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...................................      0.74%         0.75%       0.80%        0.84%        0.98%
  Net investment income.........................      0.45          0.48        0.69         0.63         0.97
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        22%           33%         12%          14%          19%
--------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

UTILITIES PORTFOLIO                                 2001(1)      2000(1)      1999(1)       1998         1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................   $19.22       $15.91       $17.18       $15.29       $12.22
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........................     0.37         0.43         0.41         0.37         0.46
  Net realized and unrealized gain (loss).........    (4.65)        3.36        (0.36)        2.33         2.63
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............    (4.28)        3.79         0.05         2.70         3.09
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income...........................    (0.30)       (0.45)       (0.40)       (0.42)       (0.01)
  Net realized gains..............................    (0.77)       (0.03)       (0.92)       (0.39)       (0.01)
---------------------------------------------------------------------------------------------------------------
Total Distributions...............................    (1.07)       (0.48)       (1.32)       (0.81)       (0.02)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................   $13.87       $19.22       $15.91       $17.18       $15.29
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................   (23.00)%      24.26%       (0.08)%      18.21%       25.29%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................  $39,433      $48,456      $31,413      $32,909      $21,413
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3).....................................     0.81%        0.84%        0.88%        0.80%        1.06%
  Net investment income...........................     2.18         2.47         2.41         3.06         3.58
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................       20%          22%          10%          51%          68%
---------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio ("Portfolios") of The Travelers Series Trust ("Trust") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios of the Trust as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                              [KPMG LLP SIGNATURE]

New York, New York
February 8, 2002

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Trust ("Investment Company") are managed under the direction of the Investment Company's Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company Trustees and is available, without charge, upon request by calling the Investment Company's administrator at 1-860-842-9368.

                                                                                             NUMBER OF
                                                TERM OF                                      INVESTMENT
                                              OFFICE* AND                                   COMPANIES IN
                               POSITION(S)      LENGTH                                      FUND COMPLEX
        NAME, ADDRESS           HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN       OTHER TRUSTEESHIPS
           AND AGE                 FUND         SERVED             PAST FIVE YEARS           BY TRUSTEE        HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:
Knight Edwards                 Trustee        Since 1990    Of Counsel, Edwards & Angell,         5        Board of Managers of 6
154 Arlington Avenue                                        Attorneys                                      Variable Annuity
Providence, RI                                                                                             Separate Accounts of
Age 78                                                                                                     The Travelers Insurance
                                                                                                           Co.
Robert E. McGill, III          Trustee        Since 1990    Retired                               5        Lydall Inc.; Board of
295 Hancock Road                                                                                           Managers of 6 Variable
Williamstown, MA                                                                                           Annuity Separate
Age 70                                                                                                     Accounts of The
                                                                                                           Travelers Insurance Co.
Lewis Mandell                  Trustee        Since 1990    Professor, University of              5        Delaware North Corp.;
160 Jacobs Hall                                             Buffalo                                        Board of Managers of 6
Buffalo, NY                                                                                                Variable Annuity
Age 59                                                                                                     Separate Accounts of
                                                                                                           The Travelers Insurance
                                                                                                           Co.
Frances M. Hawk,               Trustee        Since 1991    Private Investor                      5        Board of Managers of 6
CFA, CPA                                                                                                   Variable Annuity
108 Oxford Hill Lane                                                                                       Separate Accounts of
Downingtown, PA                                                                                            The Travelers Insurance
Age 54                                                                                                     Co.
INTERESTED TRUSTEES:
Heath B. McLendon              Chairman and   Since 1995    Managing Director of Salomon         74        Drew University; M&T
Salomon Smith Barney Inc.      Trustee                      Smith Barney Inc. ("SSB");                     Bank; Board of Managers
125 Broad Street, 9th Floor                                 President and Director of                      of 6 Variable Annuity
New York, NY 10004                                          Smith Barney Funds Management                  Separate Accounts of
Age 68                                                      LLC ("SBFM") and Travelers                     The Travelers Insurance
                                                            Investment Adviser, Inc.                       Co.
                                                            ("TIA")
* Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                            NUMBER OF
                                               TERM OF                                      INVESTMENT
                                              OFFICE AND                                   COMPANIES IN
                               POSITION(S)      LENGTH                                     FUND COMPLEX
        NAME, ADDRESS           HELD WITH      OF TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN       OTHER TRUSTEESHIPS
           AND AGE                 FUND         SERVED            PAST FIVE YEARS           BY TRUSTEE        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
Lewis E. Daidone               Treasurer      Since 1996   Managing Director of SSB;           N/A        N/A
Salomon Smith Barney Inc.                                  Director and Senior Vice
125 Broad Street, 11th Floor                               President of SBFM and TIA
New York, NY 10004
Age 44
Irving P. David                Controller     Since 1996   Controller and Director of SSB      N/A        N/A
Salomon Smith Barney Inc.
125 Broad Street, 10th Floor
New York, NY 10004
Age 40
Ernest J. Wright               Secretary      Since 1994   Vice President and Secretary        N/A        N/A
Travelers Insurance Company                                of The Travelers Insurance
One Tower Square                                           Company ("Travelers")
Hartford, CT 06183
Age 61
Kathleen A. McGah              Assistant      Since 1995   Deputy General Counsel of           N/A        N/A
Travelers Insurance Company    Secretary                   Travelers
One Tower Square
Hartford, CT 06183
Age 51

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2001:

  -  Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:
     Social Awareness Stock Portfolio............................         100%
     Utilities Portfolio.........................................         100
  -  Total long-term capital gain distributions paid:

     Utilities Portfolio.........................................  $2,174,214

The following percentage of ordinary dividends paid from net investment income is derived from Federal obligations and may be exempt from taxation at the state level:

U.S. Government Securities Portfolio........................     30.61%

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                        SMITH BARNEY FUND MANAGEMENT LLC

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                               PFPC TRUST COMPANY

                      STATE STREET BANK AND TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Annual)(2-02)